EXECUTION

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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee




                     ------------------------


                  POOLING AND SERVICING AGREEMENT

                    Dated as of October 1, 1998


                     ------------------------

           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-18


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                        TABLE OF CONTENTS
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                                                            Page
                                                            ----


                             ARTICLE I
                            DEFINITIONS

Section 1.01. Definitions......................................1


                            ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE
                         OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans....................33
Section 2.02. Acceptance by Trustee...........................36
Section 2.03. Representations and Warranties of the
                Company; Mortgage Loan Repurchase.............37
Section 2.04. Execution of Certificates.......................43
Section 2.05. Designations under the REMIC Provisions.........43


                           ARTICLE III
          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Company to Act as Servicer......................44
Section 3.02. Collection of Certain Mortgage Loan
                Payments; Mortgage Loan Payment Record;
                Certificate Account...........................47
Section 3.03. Collection of Taxes, Assessments and
                Other Items...................................50
Section 3.04. Permitted Debits to the Mortgage Loan
                Payment Record................................50
Section 3.05. Maintenance of the Primary Insurance
                Policies......................................52
Section 3.06. Maintenance of Hazard Insurance.................52
Section 3.07. Assumption and Modification Agreements..........53
Section 3.08. Realization Upon Defaulted Mortgage
                Loans.........................................53
Section 3.09. Trustee to Cooperate; Release of
                Mortgage Files................................56
Section 3.10. Servicing Compensation; Payment of
                Certain Expenses by the Company...............57
Section 3.11. Reports to the Trustee; Certificate
                Account Statements............................57
Section 3.12. Annual Statement as to Compliance...............58
Section 3.13. Annual Independent Public Accountants'
                Servicing Report..............................58
Section 3.14. Access to Certain Documentation
                and Information Regarding the
                Mortgage Loans................................58
Section 3.15. Maintenance of Certain Servicing
                Policies......................................59
Section 3.16. Optional Purchase of Defaulted
                Mortgage Loans................................59


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                            ARTICLE IV
                     PAYMENTS AND STATEMENTS

Section 4.01. Distributions...................................59
Section 4.02. Method of Distribution..........................63
Section 4.03. Allocation of Losses............................63
Section 4.04. Monthly Advances; Purchases of
                Defaulted Mortgage Loans......................65
Section 4.05. Statements to Certificateholders................66
Section 4.06. Servicer's Certificate..........................68
Section 4.07. Reports of Foreclosures and
                Abandonments of Mortgaged Property............68
Section 4.08. Reduction of Base Servicing Fees by
                Compensating Interest Payments................68
Section 4.09. Surety Bond.....................................68


                            ARTICLE V
                         THE CERTIFICATES

Section 5.01. The Certificates................................69
Section 5.02. Registration of Transfer and Exchange
                of Certificates...............................71
Section 5.03. Mutilated, Destroyed, Lost or Stolen
                Certificates..................................76
Section 5.04. Persons Deemed Owners...........................76
Section 5.05. Access to List of Certificateholders'
                Names and Addresses...........................76
Section 5.06. Representation of Certain Certificateholders....77
Section 5.07. Determination of COFI...........................77
Section 5.08. Determination of LIBOR..........................78


                            ARTICLE VI
                           THE COMPANY

Section 6.01. Liability of the Company........................79
Section 6.02. Merger or Consolidation of, or
                Assumption of the Obligations of,
                the Company...................................79
Section 6.03. Assignment......................................79
Section 6.04. Limitation on Liability of the
                Company and Others............................80
Section 6.05. The Company Not to Resign.......................80


                           ARTICLE VII
                             DEFAULT

Section 7.01. Events of Default...............................80
Section 7.02. Trustee to Act; Appointment
                of Successor..................................82
Section 7.03. Notification to Certificateholders..............82


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                           ARTICLE VIII
                           THE TRUSTEE

Section 8.01. Duties of Trustee...............................83
Section 8.02. Certain Matters Affecting the Trustee...........84
Section 8.03. Trustee Not Liable for Certificates
                or Mortgage Loans.............................85
Section 8.04. Trustee May Own Certificates....................85
Section 8.05. The Company to Pay Trustee's
                Fees and Expenses.............................85
Section 8.06. Eligibility Requirements for Trustee............86
Section 8.07. Resignation or Removal of Trustee...............86
Section 8.08. Successor Trustee...............................87
Section 8.09. Merger or Consolidation of Trustee..............87
Section 8.10. Appointment of Co-Trustee or
                Separate Trustee..............................87
Section 8.11. Compliance with REMIC Provisions;
                Tax Returns...................................88


                            ARTICLE IX
                           TERMINATION

Section 9.01. Termination upon Repurchase by
                the Company or Liquidation of
                All Mortgage Loans............................89
Section 9.02. Additional Termination Requirements.............90


                             ARTICLE X
                     MISCELLANEOUS PROVISIONS

Section 10.01. Amendment......................................91
Section 10.02. Recordation of Agreement.......................92
Section 10.03. Limitation on Rights of
                 Certificateholders...........................92
Section 10.04. Governing Law..................................93
Section 10.05. Notices........................................93
Section 10.06. Notices to the Rating Agencies.................93
Section 10.07. Severability of Provisions.....................93
Section 10.08. Certificates Nonassessable
                 and Fully Paid...............................94


                               iii
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Exhibits
--------


EXHIBIT A       Forms of Certificates
EXHIBIT B       Principal Balance Schedules
EXHIBIT C       Mortgage Loans (including list of
                     Cooperative Loans)
EXHIBIT D       Form of Servicer's Certificate
EXHIBIT E       Form of Transfer Certificate as to ERISA Matters
                     for Definitive ERISA-Restricted Certificates
EXHIBIT F       Form of Residual Certificate Transferee Affidavit
EXHIBIT G       Form of Residual Certificate Transferor Letter
EXHIBIT H       Additional Servicer Compensation
EXHIBIT I       Form of Investment Letter for Definitive
                     Restricted Certificates
EXHIBIT J       Form of Distribution Date Statement
EXHIBIT K       Form of Special Servicing and Collateral Fund
                     Agreement
EXHIBIT L       Form of Lost Note Affidavit and Agreement
EXHIBIT M       Schedule of Designated Loans
EXHIBIT N       Schedule of Pledged Asset Mortgage Loans
EXHIBIT O       Senior Principal Priorities

           THIS POOLING AND SERVICING AGREEMENT, dated as of
October 1, 1998, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.

                  W I T N E S S E T H  T H A T:
                  - - - - - - - - - -  - - - -


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:

ARTICLE I

                            DEFINITIONS

      Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accretion Directed Certificate:  None.

           Accretion Directed Component:  None.

           Accretion Termination Date:  None.

           Accrual Amount: As to any Class of Accrual
      Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
      Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

           Accrual Certificates: None.

           Accrual Component: None.

           Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable


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      Component Interest Rate on the Component Principal Balance
      (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

           Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Certificate Interest Losses for such Distribution Date. Any Net Interest Shortfall and Certificate Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

           Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

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           Amortization Payment: As to any REO Mortgage Loan and
      any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

           Anniversary Determination Date: The Determination Date occurring in November of each year that the Certificates are outstanding, commencing in November 1999.

           Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary
      Lease from the Mortgagor to the originator of the Cooperative Loan.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Remittance Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Remittance Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

           Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of
      Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses
      (i) through (vii) and (ix) of Section 3.04.

           Bankruptcy Coverage Termination Date: The Distribution
      Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

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           Bankruptcy Loss Amount: As of any Determination Date
      prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $100,000, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

           The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

           Base Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Base Servicing Fee Rate for such Mortgage Loan. The Base Servicing Fee for any Distribution Date is subject to adjustment pursuant to Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

           Base Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

           BBA:  The British Bankers' Association.

           BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R and Class PO Certificates, constitutes a Class of Book-Entry Certificates.

           Book-Entry Nominee: As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

           Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
      Loan.

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Interest Loss: (i) On or prior to the Cross-Over Date, any Interest Loss in respect of an Excess Loss and (ii) after the Cross-Over Date, any Interest Loss, in each case to the extent such Interest Loss is allocable to the Certificates in accordance with Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

           Certificate Interest Rate: With respect to any Class of Certificates, other than any LIBOR Certificate, and as of any Distribution Date, the per annum fixed rate specified in Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(e).

           Certificate Owner: With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to
      Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to
      Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation.

           Class B Certificate: Any Class B1, Class B2, Class B3,
      Class B4 or Class B5 Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

           Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

           Closing Date: October 29, 1998.

           Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
      District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

           COFI Certificates: None.

           COFI Determination Date: As to each Interest Accrual
      Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Base Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

           Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                                       Initial Component
                 Designation           Principal Balance
                 -----------           -----------------
                 N/A                          N/A

           Component Certificate: None.

           Component Interest Rate: None.

           Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
      4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

           Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

           Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified as such in Exhibit C hereto are Cooperative Loans.

           Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

           Cooperative Stock Certificate: With respect to a
      Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Two
      International Place, Boston, Massachusetts 02110,
      Attention: Corporate Trust Department.

           Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date: October 1, 1998.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate: Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate: Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans: The Mortgage Loan listed in Exhibit
      M hereto.

           Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

           Determination Date: With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Discount Mortgage Loan: Any Mortgage Loan with a Net
      Mortgage Rate less than 6.25% per annum.

           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File: As defined in Section 2.01.

           Due Date: The first day of the month of the related
      Distribution Date.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating,
      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA: The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate: Any Junior Certificate.

           Event of Default: An event described in Section 7.01.

           Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

           Excess Fraud Loss: Any Fraud Loss, or portion thereof,
      (i) occurring after the Fraud Coverage Termination Date or
      (ii) if on such date, in excess of the then-applicable
      Fraud Loss Amount.

           Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud
      Loss or Excess Special Hazard Loss.

           Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
      Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch:  Fitch IBCA, Inc. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
      (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

           Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $1,796,165 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
      Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. As of any Distribution Date on or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Initial LIBOR Rate: None.

           Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

           Insured Expenses: Expenses covered by the Primary
      Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Loss: (i) With respect to any Realized Loss, the excess of accrued and unpaid interest due on the related Mortgage Loan over the amount allocated to interest thereon in accordance with Section 3.08(d), and (ii) with respect to any Debt Service Reduction and any calendar month, the reduction in the amount of interest due on the related Mortgage Loan during such month as a result of the relevant bankruptcy proceeding.

           The amount of any Interest Loss described in clause
      (i) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in accordance with Section 3.08(d). The amount of any Interest

      Loss described in clause (ii) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in proportion to the amount of interest that would have been allocated to the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate, respectively, in the absence of the Debt Service Reduction.

           Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off
           Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution
           Date: none; and

                (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

           For purposes of the definitions of Net Interest Shortfall and Supplemental Servicing Fee, the amount of any Interest Shortfall shall be allocated between the Certificates and the Supplemental Servicing Fee in proportion to the amount of interest that would have been allocated to the Certificates (at the Remittance Rate) and the Supplemental Servicing Fee (at the Supplemental Servicing Fee Rate), respectively, in the absence of such Interest Shortfall.

           Junior Certificate: Any Class M or Class B
      Certificate.

           Junior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate
      Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

           (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

           (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

           (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

           (iv) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal
      Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or
      3.16; and

           (v) the Junior Prepayment Percentage of the applicable
      Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           After the Class Certificate Principal Balances of the
      Junior Certificates have been reduced to zero, the Junior
      Optimal Principal Amount shall be zero.

           Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

           Latest Possible Maturity Date:  October 25, 2015.

           LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

           LIBOR Certificate: None.

           LIBOR Determination Date: The second London Banking
      Day immediately preceding the commencement of each Interest
      Accrual Period for any LIBOR Certificates.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           Loan-to-Value Ratio: With respect to each Mortgage
      Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged
      Property.

           London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

           Loss Allocation Limitation: As defined in Section
      4.03(g).

           MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

           Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Remittance Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Moody's: Moody's Investors Service, Inc. and its successors.

           Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

           Mortgage 100SM Loan: A Mortgage Loan identified on
      Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance
      Policy.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative Loan, the related Proprietary Lease and
      Cooperative Stock.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall: With respect to any
      Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Base
      Servicing Fee Rate.

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-Discount Mortgage Loan: Any Mortgage Loan with a
      Net Mortgage Rate greater than or equal to 6.25% per annum.

           Non-permitted Foreign Holder: As defined in Section
      5.02(b).

           Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.25%. As to any Non-Discount Mortgage Loan, 100%.

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person: As defined in Section 4.02(c).

           Notional Certificate: None.

           Notional Component: None.

           Notional Component Balance: None.

           Notional Principal Balance: None.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

           Outstanding Non-Discount Mortgage Loan: Any
      Outstanding Mortgage Loan that is a Non-Discount Mortgage
      Loan.

           PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           PAC Certificate: None.

           PAC Component: None.

           Parent PowerSM Loan: A Mortgage Loan identified on
      Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance
      Policy.

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

           (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

           (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

           (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

           (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

           (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

           Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

           Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.

           Pledged Asset Mortgage Servicing Agreement: The
      Amended and Restated Pledged Asset Mortgage Servicing
      Agreement, dated as of June 2, 1998, between MLCC and the Company.

           PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 6.25% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.25%. As to any Non-Discount Mortgage Loan, 0%.

           PO Principal Distribution Amount: As to any
      Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

           (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

           (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled
      Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage
      Termination Date) of each

      Mortgage Loan which was the subject of a Voluntary
      Principal Prepayment in full during the related Prepayment
      Period;

           (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

           (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to
      Section 2.02, 2.03(a) or 3.16; and

           (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

           Prepayment Assumption Multiple: 300% of the Prepayment
      Assumption.

           Prepayment Distribution Trigger: As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal

      Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(f).

           Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

           Principal Only Certificate: Any Class PO Certificate.

           Principal Only Component: None.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated October 23, 1998.

           Prohibited Transaction Exemption: U.S. Department of
      Labor Prohibited Transaction Exemption 90-29, 55 Fed. Reg.
      21459, May 24, 1990.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

           Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Remittance Rate for such Mortgage Loan.

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, S&P shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Reference Banks: As defined in Section 5.08.

           Relief Act: The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           Remittance Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the sum of the applicable
      Base Servicing Fee Rate and the Supplemental Servicing Fee
      Rate.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

           Reserve Fund: None.

           Reserve Interest Rate: As defined in Section 5.08.

           Residual Certificate: Any Class R Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate: Any Restricted Junior
      Certificate or Class PO Certificate.

           Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

           S&P: Standard & Poor's Ratings Services, a division of
      The McGraw-Hill Companies, Inc., and its successors.

           SAIF: The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Scheduled Balance: As to any Distribution Date and any
      Class of Scheduled Certificates and any Scheduled
      Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           Scheduled Certificate: None.

           Scheduled Component: None.

           Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Security Agreement: With respect to a Cooperative
      Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary Lease.

           Senior Certificate: Any Certificate other than a
      Junior Certificate.

           Senior Certificate Principal Balance: As of any
      Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
      (other than any Class PO Certificates).

           Senior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of:

           (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

           (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

           (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

           (iv) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal
      Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or
      3.16; and

           (v) the Senior Prepayment Percentage of the applicable
      Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

           For purposes of clause (ii) above, a Voluntary
      Principal Prepayment in full with respect to a Mortgage
      Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to ten places rounded up) obtained by dividing the Senior
      Certificate

      Principal Balance immediately prior to such Distribution
      Date by an amount equal to the sum of the Certificate
      Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage: For any Distribution
      Date occurring prior to the fifth anniversary of the first
      Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first
      Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to October 2003 to and including the Distribution Date in October 2004, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

           (ii) for any Distribution Date subsequent to October 2004 to and including the Distribution Date in October 2005, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

           (iii) for any Distribution Date subsequent to October 2005 to and including the Distribution Date in October 2006, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

           (iv) for any Distribution Date subsequent to October 2006 to and including the Distribution Date in October 2007, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Senior
      Percentage for such Distribution Date.

           Notwithstanding the foregoing, if on any Distribution
      Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

           In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

           Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including November 2003 and October 2004, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005, (c) 40% of the Original Subordinate Principal Balance if such

      Distribution Date occurs between and including
      November 2005 and October 2006, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007; or

           Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2003 and October 2004, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after November 2007.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, the sum of (a) the Base Servicing Fee and (b) the Supplemental Servicing Fee.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

                (A) normal wear and tear;

                (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

                (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

           or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

           Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $2,616,623 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Specified Component: None.

           Startup Day: As defined in Section 2.05(b).

           Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal

      Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
      Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds
      (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           Supplemental Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of
      (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Supplemental Servicing Fee Rate for such Mortgage Loan. The Supplemental Servicing Fee for any Distribution Date shall be reduced by its allocable share of Interest Shortfalls (as provided in the definition thereof) and any Interest Losses (in accordance with Section 3.08(d)).

           Supplemental Servicing Fee Rate: As to any Mortgage
      Loan and Distribution Date, a fixed rate per annum equal to the excess, if any, of the Net Mortgage Rate thereof over 6.25%.

           Surety: Ambac Assurance Corporation, or its successors in interest.

           Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

           TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

           TAC Certificates: None.

           TAC Component: None.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

           (i) the Mortgage Loans;

           (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

           (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

           (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
      2.02 or 2.03;

           (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

           (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by
      Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

           (vii) the Certificate Account established pursuant to
      Section 3.02(d);

           (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

           (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to
      Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

           (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan.

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Unanticipated Recovery: As defined in Section 4.01(f) herein.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component), Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates,
      Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

           Voluntary Principal Prepayment: With respect to any
      Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 100% of all Voting Rights shall be allocated among the Classes of Certificates (and among the Certificates within each Class of Certificates) in proportion to their Class Certificate Principal Balances or Certificate Principal Balances, as the case may be.

                           ARTICLE II

 CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

           In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan,
(ii) its security interest in and to any Additional Collateral,
(iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

      (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

           (1) Each Mortgage Loan (other than any Cooperative
      Loan or Designated Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

           (ii) Any assumption and modification agreement;

           (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

           (2) Each Cooperative Loan (other than a Designated
      Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

           (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

           (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

           (v) The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

           (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

           (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

           (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan
      Closing Documents.

      (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

           (i) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

           (ii) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

           (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

           (iv) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening
      UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans (other than with respect to a Cooperative Loan). The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

      (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in
Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

      Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in
Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UC 3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon.

It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

      Section 2.03. Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

           (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

           (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to
      (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such

      Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

           (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

           (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

           (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

           (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

           (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

           (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage
      (or, in the case of a Cooperative Loan, the related
      Cooperative Apartment) is free of material damage and is in good repair;

           (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

           (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

           (xi) None of the Mortgage Loans constitute Pledged Asset Mortgage Loans. The Loan-to-Value Ratio of each Mortgage Loan was not more than 95.00%. As of the Cut-off Date, no more than 4.00% of the Mortgage Loans by Scheduled Principal

      Balance had Loan-to-Value Ratios of more than 80% and each such Mortgage Loan is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

           (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than fifteen years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.250% per annum and not greater than 8.250% per annum. The Mortgage Rate of each Mortgage
      Note is fixed for the life of the related Mortgage Loan;

           (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

           (xiv) As of the Cut-off Date, (i) no more than 13.75% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $500,000 and up to and including $750,000; (ii) no more than 2.00% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $750,000 and up to and including $1,000,000; and (iii) no more than 1.50% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $1,000,000;

           (xv) As of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

           (xvi) As of the Cut-off Date, at least 95.00% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

           (xvii) As of the Cut-off Date, at least 95.00% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

           (xviii) As of the Cut-off Date, no more than 3.25% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, none of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC,
      (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

           (xix) Other than with respect to Cooperative Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

           (xx) As of the Cut-off Date, none of the Mortgage
      Loans constituted Buydown Mortgage Loans.

           (xxi) The original principal balances of the Mortgage
      Loans range from $229,000 to $1,325,000;

           (xxii) As of the Cut-off Date, no more than 4.00% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes and no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

           (xxiii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trust Fund - The Mortgage Loans" in the Company's prospectus dated October 22, 1998 accompanying the prospectus supplement dated October 23, 1998, pursuant to which certain Classes of the Certificates were publicly offered;

           (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

           (xxv) Other than with respect to Cooperative Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged
      Property was in violation of any applicable zoning and subdivision laws and ordinances;

           (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

           (xxvii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code;

           (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

           (xxix) As of the Cut-Off Date, none of the Mortgage
      Loans are Cooperative Loans. With respect to each Cooperative Loan:

                     (A) The Security Agreement creates a first
                lien in the stock ownership and leasehold rights associated with the related Cooperative
                Apartment;

                     (B) The lien created by the related Security
                Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and
                (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

                     (C) The Cooperative Stock that is pledged as
                security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

                     (D) There is no prohibition against pledging
                the Cooperative Stock or assigning the
                Proprietary Lease; and

           (xxx) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

      (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a

Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Remittance Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

      Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

      Section 2.05. Designations under the REMIC Provisions. (a)
The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual
Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions.

      (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

      (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

      (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

      (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                           ARTICLE III

          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

           (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

           (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

           (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

           (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

           (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

           (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in
      Section 5.01(b);

           (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC;

           (x) exercise reasonable care not to allow the Trust
      Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

           (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

           (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

           (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

      (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Remittance Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of
Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

      (c) [Intentionally Omitted.]

      (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

      (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

      (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

      Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

      (b) The Company shall establish and maintain a Mortgage
Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

           (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date,
      (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

           (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Remittance Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Remittance Rate on any Buydown Mortgage Loan;

           (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

           (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

           (v) All REO Proceeds;

           (vi) All Unanticipated Recoveries; and

           (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section
      4.09.

           The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

      (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection
(d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

      (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

      (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either
(x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the

Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

      Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

      Section 3.04. Permitted Debits to the Mortgage Loan Payment
Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage
Loan Payment Record for the following purposes:

           (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation

      Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

           (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

           (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

           (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

           (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation
      Proceeds in respect of such Mortgage Loan;

           (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

           (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

           (viii) To make transfers of funds to the Certificate
      Account pursuant to Section 3.02(d); and

           (ix) To deduct any amount credited to the Mortgage
      Loan Payment Record in error.

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

      Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in
Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

      Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

      Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

      (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

      Section 3.08. Realization Upon Defaulted Mortgage Loans.
(a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section

3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

      (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

      (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code,
(ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated among the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall. The resulting Interest Loss shall be allocated among each such category in the same proportion as described in the preceding sentence. The portion so allocated to interest at the Remittance Rate shall be allocated to the Certificates for purposes of making the allocation specified in the definition of Certificate Interest Loss.

      (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

      Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

      Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

      (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

      Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in Section 3.04.

      Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

      Section 3.13. Annual Independent Public Accountants'
Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

      (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

      (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to
Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

      Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this Section 3.14 as a result of such obligation shall not constitute a breach of this
Section 3.14.

      Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

      Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                           ARTICLE IV

                     PAYMENTS AND STATEMENTS

      Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

           (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

           (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

           (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof;

           (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO

      Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

           (v) to the Class M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (vi) to the Class M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

           (viii) to the Class B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (ix) to the Class B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

           (xi) to the Class B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (xii) to the Class B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
      Class's Allocable Share of the Junior Optimal Principal
      Amount on such Distribution Date;

           (xiv) to the Class B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (xv) to the Class B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
      Class's Allocable Share of the Junior Optimal Principal
      Amount on such Distribution Date;

           (xvii) to the Class B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (xviii) to the Class B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
      Class's Allocable Share of the Junior Optimal Principal
      Amount on such Distribution Date;

           (xx) to the Class B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

           (xxi) to the Class B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and

           (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
      Class's Allocable Share of the Junior Optimal Principal
      Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

      (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

      (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

      (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

      (e) [Reserved]

      (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to
Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (i) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with Section 4.01(f). Any distributions made pursuant to this Section 4.01(f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

           For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

      Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

      (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

      (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States,
(ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

      Section 4.03. Allocation of Losses. (a) On or prior to each
Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

      (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

           (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal
      Balance thereof has been reduced to zero; and

           (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

                first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;


                fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

      (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class

Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

      (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

      (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

      (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

      (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

      Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with
Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New

York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

      (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

      (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

      Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

           (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
      Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to
      Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution
      Date);

           (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

           (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

           (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due
      Date after giving effect to all distributions allocable to principal made on such Distribution Date;

           (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

           (vi) The Pay-out Rate applicable to each Class of
      Certificates;

           (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

           (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

           (ix) The Scheduled Principal Balance of any Mortgage
      Loan replaced pursuant to Section 2.03(b);

           (x) The Certificate Interest Rates of any LIBOR
      Certificates and any COFI Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

           (xi) The Senior Percentage and the Junior Percentage for such Distribution Date;

           (xii) The Senior Prepayment Percentage and the Junior
      Prepayment Percentage for such Distribution Date; and

           (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated
      Recoveries.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

      Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution
Date, the Company shall deliver to the Trustee a completed
Servicer's Certificate.

      Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1998, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

      Section 4.08. Reduction of Base Servicing Fees by Compensating Interest Payments. The aggregate amount of the Base Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

      Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

      (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit the Mortgage Loan Payment Record and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.01.

                            ARTICLE V

                         THE CERTIFICATES

      Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

      (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $179,616,483.15. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:


                   Initial Class
                    Certificate      Certificate
                     Principal         Interest        Minimum
Designation           Balance            Rate       Denominations
-----------        -------------     -----------    -------------

Class A          $175,976,983.00        6.250%        25,000
Class PO               47,070.47        0.000           (1)
Class M             1,347,000.00        6.250        100,000
Class B1              449,000.00        6.250        100,000
Class B2              449,000.00        6.250        100,000
Class B3              718,000.00        6.250        250,000
Class B4              359,000.00        6.250        250,000
Class B5              270,329.68        6.250        250,000
Class R                   100.00        6.250            100

-------------------

(1) The Class PO Certificates will be issued as a single
    Certificate evidencing the entire Class Certificate Principal
    Balance of such Class.

      (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

      (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

      (e) [Reserved]

      Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

      (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the

Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO Certificates to the Company or upon any subsequent transfer of any Class PO Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

      (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

           (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

      (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

      (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;
(iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

      (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

      Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

      Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

      (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

      (c) If at any time after the occurrence of an Alternative
Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI
Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

      Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

           (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

           (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

           (iii) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

      (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

      (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

      (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.


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


                           ARTICLE VI

                           THE COMPANY

      Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

      Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

      Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.

                           ARTICLE VII

                             DEFAULT

      Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

           (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

           (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or


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


           (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

           (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

      Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

      Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                          ARTICLE VIII

                           THE TRUSTEE

      Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


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


           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
      Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

           (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

           (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
      (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in
      Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of


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


the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

      Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

           (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

           (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

      Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

      Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

      Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance
of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section
7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause
(iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

      Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

           (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

           (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the REMIC from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                           ARTICLE IX

                           TERMINATION

      Section 9.01. Termination upon Repurchase by the Company or
Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the

Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Remittance Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01.

Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

      Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
      Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

           (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

      (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

      (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                            ARTICLE X

                     MISCELLANEOUS PROVISIONS


      Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004,
Attention: Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

      Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                            *   *   *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:_______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:___________________________
   Name:
   Title:


                               STATE STREET BANK AND
                                  TRUST COMPANY,
                                  as Trustee


                               By:_______________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:___________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the    day of October, 1998 before me, a notary
public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________ _________________________________________________________; that he/she is a(n) _________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                               __________________________________
                                      Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the     day of October, 1998 before me, a notary
public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at ________________ _____________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                               __________________________________
                                        Notary Public



[Notarial Seal]

                            EXHIBIT A

                      FORMS OF CERTIFICATES


PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A Certificate
                                    Principal Balance:
Class A                               $175,976,983

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP:  36157RTS4
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-18, issued in nine Classes (Class A,
Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class
B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RTT2
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-18, issued in nine Classes (Class A,
Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class
B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $1,347,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RTU9
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-18, issued in nine Classes (Class A,
Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class
B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $449,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RTV7
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $449,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RTW5
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $718,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RVD4
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-18, issued in nine Classes (Class A,
Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class
B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
--------------------
(Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
--------------------
(Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
--------------------
(Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $359,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RVE2
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $270,329.68

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.25%               Balance of this Certificate:

Cut-off Date:
October 1, 1998

First Distribution Date:            CUSIP: 36157RVF9
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

   REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-18

          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO Certificate
                                       Principal Balance:
Class PO                               $47,070.47

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing

Cut-off Date:
October 1, 1998

First Distribution Date:
November 25, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in November 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1998-18, issued in nine Classes (Class A,
Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class
B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the
"Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:___________________




_____________________________________
Signature by or on behalf of assignor




_________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                            EXHIBIT B

                   PRINCIPAL BALANCE SCHEDULES

                            EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the Loan-To-Value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Base Servicing Fee Rate for such Mortgage Loan. Cooperative Loans and Enhanced Streamlined Refinance program loans shall be designated as such.]


1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007682453     MORTGAGORS: DIAMOND              VICTOR

    REGION CODE    ADDRESS   : 49 BURSLEY PATH
        02         CITY      :    BARNSTABLE
                   STATE/ZIP : MA  02668
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,297.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,590.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.85710
    ----------------------------------------------------------------
0   0007691108     MORTGAGORS: PENNELL              ERNEST
                               PENNELL              MARY
    REGION CODE    ADDRESS   : 1033  CORNISH DRIVE
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92107
    MORTGAGE AMOUNT :   581,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    572,071.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,265.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007691132     MORTGAGORS: PERKINS              CHARLES
                               PERKINS              VICTORIA
    REGION CODE    ADDRESS   : 18824  FAVRE RIDGE ROAD
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95033
    MORTGAGE AMOUNT :   393,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,790.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,566.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007691223     MORTGAGORS: BITTING              WILLIAM
                               BITTING              KATHLEEN
    REGION CODE    ADDRESS   : 425 BELLA VISTA
        02         CITY      :    BELVEDERE
                   STATE/ZIP : CA  94920
    MORTGAGE AMOUNT : 1,325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,308,311.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :    12,002.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   015
    LTV :                 66.25000
    ----------------------------------------------------------------
0   0007691488     MORTGAGORS: TOY                  ALBERT
                               TOY                  LILY
    REGION CODE    ADDRESS   : 1065  MACADAMIA DRIVE
        02         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT : 1,200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,189,177.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :    11,209.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 63.15700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   3,786,000.00
                               P & I AMT:     34,634.35
                               UPB AMT:   3,740,649.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007691744     MORTGAGORS: CHEN                 SHIENKUN
                               CHEN                 FANGYUN
    REGION CODE    ADDRESS   : 13049 BACH WAY
        02         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,919.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,594.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.50000
    ----------------------------------------------------------------
0   0007691801     MORTGAGORS: BUTLER               GERALD
                               BUTLER               MARY
    REGION CODE    ADDRESS   : 1413 WEST 13TH STREET
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,666.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,560.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------
0   0007692338     MORTGAGORS: SPITZER              CHARLES
                               SPITZER              JILL
    REGION CODE    ADDRESS   : 2825 MAPLE STREET
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92104
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,124.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,511.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.88800
    ----------------------------------------------------------------
0   0007692536     MORTGAGORS: ONEILL               RICHARD
                               ONEILL               DONNA
    REGION CODE    ADDRESS   : 1009 WELLESLEY AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,054.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,943.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 55.65200
    ----------------------------------------------------------------
0   0007692577     MORTGAGORS: KRAMER               SCOTT
                               KRAMER               BERNADETTE
    REGION CODE    ADDRESS   : 3950 ARROWHEAD COURT
        02         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,918.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,513.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.68700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,788,000.00
                               P & I AMT:     16,122.23
                               UPB AMT:   1,753,682.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007692817     MORTGAGORS: REYES                MIGUEL
                               REYES                ADRIANA
    REGION CODE    ADDRESS   : 5420 SW 82ND AVENUE
        02         CITY      :    MIAMI
                   STATE/ZIP : FL  33155
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,610.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,529.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.75000
    ----------------------------------------------------------------
0   0007692999     MORTGAGORS: LUNG                 CHIH

    REGION CODE    ADDRESS   : 165-20 SANFORD AVENUE
        02         CITY      :    FLUSHING
                   STATE/ZIP : NY  11354
    MORTGAGE AMOUNT :   260,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,928.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,449.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007693153     MORTGAGORS: IRVINE               DONALD
                               IRVINE               ANN
    REGION CODE    ADDRESS   : 32088 TALIESIN WAY
        02         CITY      :    BONSALL
                   STATE/ZIP : CA  92003
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,908.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,809.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 86.30100
    ----------------------------------------------------------------
0   0007693310     MORTGAGORS: GAMAD                MOHAMED
                               GAMAD                JOAN
    REGION CODE    ADDRESS   : 19  CLIFFWOOD ROAD
        02         CITY      :    CHESTER TOWNSHIP
                   STATE/ZIP : NJ  07930
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,672.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,575.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007693435     MORTGAGORS: SIBLEY               GEORGE

    REGION CODE    ADDRESS   : 5507  INVERRARY COURT
        02         CITY      :    DALLAS
                   STATE/ZIP : TX  75287
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,266.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,359,250.00
                               P & I AMT:     12,391.06
                               UPB AMT:   1,339,386.76

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007693575     MORTGAGORS: JADDOU               SALAM

    REGION CODE    ADDRESS   : 1874 CANTERBURY COURT
        02         CITY      :    BLOOMFIELD TWP
                   STATE/ZIP : MI  48302
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,302.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,759.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.15700
    ----------------------------------------------------------------
0   0007697832     MORTGAGORS: MURPHY               THOMAS
                               MURPHY               DIANNE
    REGION CODE    ADDRESS   : 5809   SALIDA DEL SOL
        02         CITY      :    RAMONA
                   STATE/ZIP : CA  92065
    MORTGAGE AMOUNT :   357,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,226.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,437.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   02/01/12
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 85.00000
    ----------------------------------------------------------------
0   0007697857     MORTGAGORS: ROMANO               JAMES
                               ROMANO               DOLORES
    REGION CODE    ADDRESS   : 506 FAWN HILL PLACE
        02         CITY      :    SANFORD
                   STATE/ZIP : FL  32771
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,514.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,074.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/12
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 68.62700
    ----------------------------------------------------------------
0   0007697865     MORTGAGORS: HARTIGAN             GEORGE
                               HARTIGAN             NANCY
    REGION CODE    ADDRESS   : 8 KIMBERLY COURT
        02         CITY      :    MANALAPAN
                   STATE/ZIP : NJ  07726
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,011.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,427.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/12
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.75100
    ----------------------------------------------------------------
0   0007697873     MORTGAGORS: HAYES                JONATHAN

    REGION CODE    ADDRESS   : 1228 EAST WALNUT
        02         CITY      :    RAYMORE
                   STATE/ZIP : MO  64083
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,728.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,601.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,000.00
                               P & I AMT:     15,300.87
                               UPB AMT:   1,548,783.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697899     MORTGAGORS: CHRISTENSEN          JOHN
                               SPECTOR-CHRISTENSEN  ELAINE
    REGION CODE    ADDRESS   : 2086 EAST GLENHAVEN DR.
        02         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   239,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,791.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,154.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.68400
    ----------------------------------------------------------------
0   0007697907     MORTGAGORS: HARRISON             HAROLD
                               HARRISON             SHARRON
    REGION CODE    ADDRESS   : 2023 PEAR POINT
        02         CITY      :    FRIDAY HARBOR
                   STATE/ZIP : WA  98250
    MORTGAGE AMOUNT :   485,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,483.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,398.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.37100
    ----------------------------------------------------------------
0   0007697915     MORTGAGORS: CAI                  CHARLES
                               LIANG                LORINDA
    REGION CODE    ADDRESS   : 204 OAKLAWN AVENUE
        02         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,860.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,129.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.04800
    ----------------------------------------------------------------
0   0007697931     MORTGAGORS: ATLURI               SATYA
                               ATLURI               REVATI
    REGION CODE    ADDRESS   : 424 HILGARD AVENUE
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90024
    MORTGAGE AMOUNT :   700,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    682,342.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,390.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 77.77700
    ----------------------------------------------------------------
0   0007697956     MORTGAGORS: LUK                  ERIC
                               CHEN                 CHU-JU
    REGION CODE    ADDRESS   : 20522 EAST CANDLER COURT
        02         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,791.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,324.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.07600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,007,350.00
                               P & I AMT:     18,398.02
                               UPB AMT:   1,966,270.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007697964     MORTGAGORS: SPENDLOVE            RANDY

    REGION CODE    ADDRESS   : 1997 GLENCOE WAY
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,209.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,970.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 47.11100
    ----------------------------------------------------------------
0   0007697972     MORTGAGORS: PAKRAVAN             KHOSROW
                               PAKRAVAN             NADIA
    REGION CODE    ADDRESS   : 9867 WHITWELL DRIVE
        02         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90210
    MORTGAGE AMOUNT :   839,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    826,918.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,726.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.17700
    ----------------------------------------------------------------
0   0007697980     MORTGAGORS: BEAVER               DAVID
                               BEAVER               JULIA
    REGION CODE    ADDRESS   : 13 KITTY HAWK WEST
        02         CITY      :    RICHMOND
                   STATE/ZIP : TX  77469
    MORTGAGE AMOUNT :   247,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,450.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,205.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.07600
    ----------------------------------------------------------------
0   0007697998     MORTGAGORS: HUANG                YI-HO
                               HUANG                SHIANG
    REGION CODE    ADDRESS   : 27     BRIGADIER
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,805.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,530.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.76400
    ----------------------------------------------------------------
0   0007698012     MORTGAGORS: SOROTSKY             STEVEN

    REGION CODE    ADDRESS   : 520    VIA DE LA PAZ
        02         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   561,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    550,468.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,003.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.25900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,474,150.00
                               P & I AMT:     22,436.01
                               UPB AMT:   2,431,852.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698020     MORTGAGORS: HSIEH                YUANG
                               HSIEH                CHIU-HSIA
    REGION CODE    ADDRESS   : 1331   OAKLAWN ROAD
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,953.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,820.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.21900
    ----------------------------------------------------------------
0   0007698038     MORTGAGORS: POHL                 DARYL
                               POHL                 MELISSA
    REGION CODE    ADDRESS   : 2361   N.W. HUNTINGTON DRIVE
        02         CITY      :    CORVALLIS
                   STATE/ZIP : OR  97330
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,824.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,948.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.63600
    ----------------------------------------------------------------
0   0007698046     MORTGAGORS: JONES                JAMES
                               JONES                JACQUELINE
    REGION CODE    ADDRESS   : 2 VILLAS JARDIN
        02         CITY      :    MC ALLEN
                   STATE/ZIP : TX  78501
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,213.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,442.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.16666
    ----------------------------------------------------------------
0   0007698053     MORTGAGORS: TAM                  EUGENE
                               LEUNG                KIM
    REGION CODE    ADDRESS   : 1530  HEMMINGWAY ROAD
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95132
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,845.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,656.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.97500
    ----------------------------------------------------------------
0   0007698061     MORTGAGORS: PENNINGTON           LESLIE
                               PENNINGTON           JACQELINE
    REGION CODE    ADDRESS   : 852  EAST WINDSOR LANE
        02         CITY      :    BOUNTIFUL
                   STATE/ZIP : UT  84010
    MORTGAGE AMOUNT :   498,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,790.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,482.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,922,750.00
                               P & I AMT:     17,349.68
                               UPB AMT:   1,896,628.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698079     MORTGAGORS: O'LENNICK            JAMES
                               O'LENNICK            MARIA
    REGION CODE    ADDRESS   : 2037   CHRISTY LANE
        02         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   563,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    554,204.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,139.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.41600
    ----------------------------------------------------------------
0   0007698087     MORTGAGORS: WOODWORTH            FRED
                               WOODWORTH            SUE
    REGION CODE    ADDRESS   : 1444   WEST BAY AVENUE
        02         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92661
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    492,188.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,564.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 30.30300
    ----------------------------------------------------------------
0   0007698095     MORTGAGORS: BRETAN               PETER
                               BRETAN               MELANIE
    REGION CODE    ADDRESS   : 620    CLAIRE COURT
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,146.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,643.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 52.40700
    ----------------------------------------------------------------
0   0007698103     MORTGAGORS: KELLAM               DONALD
                               KELLAM               LESLIE
    REGION CODE    ADDRESS   : 11025  NORTH COUNTRY SQUIRE
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   306,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,753.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,735.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 40.89300
    ----------------------------------------------------------------
0   0007698111     MORTGAGORS: DIEDEN               EDWARD
                               DIEDEN               KATHLEEN
    REGION CODE    ADDRESS   : 7070   COLLIER CANYON ROAD
        02         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,911.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,140.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 41.73900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,892,700.00
                               P & I AMT:     17,223.09
                               UPB AMT:   1,864,205.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698129     MORTGAGORS: GARDEMAL             ROBERT
                               GARDEMAL             CAROL
    REGION CODE    ADDRESS   : 19731  TORRES WAY
        02         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,183.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,901.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 73.64700
    ----------------------------------------------------------------
0   0007698137     MORTGAGORS: SHEN                 HONGHAI
                               SHEN                 FANG
    REGION CODE    ADDRESS   : 1302   OAK KNOLL DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,527.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.25500
    ----------------------------------------------------------------
0   0007698152     MORTGAGORS: KAMEI                KENZO
                               KAMEI                RUTH
    REGION CODE    ADDRESS   : 590    BRYANT AVENUE
        02         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,152.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,125.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 25.95500
    ----------------------------------------------------------------
0   0007698160     MORTGAGORS: ROZMARIN             SANDRA
                               SCHLESINGER          JOSEPH
    REGION CODE    ADDRESS   : 3649 JEFFERSON AVENUE
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,139.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007698178     MORTGAGORS: JOHNSON              STEVEN

    REGION CODE    ADDRESS   : 275 HILLSIDE AVENUE
        02         CITY      :    BEN LOMOND
                   STATE/ZIP : CA  95005
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,796.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.50000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,365,000.00
                               P & I AMT:     12,495.78
                               UPB AMT:   1,342,798.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698186     MORTGAGORS: WU                   FUSHING
                               CHENG                CHIN
    REGION CODE    ADDRESS   : 4010  SAN ANTONIO ROAD
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92686
    MORTGAGE AMOUNT :   317,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,505.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,008.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007698194     MORTGAGORS: WOMACK               LARRY
                               WOMACK               KELLY
    REGION CODE    ADDRESS   : 433 GORE CREEK DRIVE
        02         CITY      :    VAIL
                   STATE/ZIP : CO  81657
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,147.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,599.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 49.91300
    ----------------------------------------------------------------
0   0007698202     MORTGAGORS: KAKA                 WAZIRI

    REGION CODE    ADDRESS   : 403 TRIOMPHE COURT
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,097.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.94100
    ----------------------------------------------------------------
0   0007698210     MORTGAGORS: SIMMONS              CHARLES
                               SIMMONS              CAROLANE
    REGION CODE    ADDRESS   : 13610 LAKESHORE WAY COURT
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77077
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,926.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,876.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.36900
    ----------------------------------------------------------------
0   0007698228     MORTGAGORS: DOUGLAS              BRUCE
                               DOUGLAS              DEBORAH
    REGION CODE    ADDRESS   : 13170 SE HOFFMEISTER COURT
        02         CITY      :    BORING
                   STATE/ZIP : OR  97009
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,286.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,033.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,581,750.00
                               P & I AMT:     14,484.94
                               UPB AMT:   1,561,963.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698236     MORTGAGORS: KLEEMAN              MICHAEL
                               KLEEMAN              VERONICA
    REGION CODE    ADDRESS   : 189 MADRONE AVENUE
        02         CITY      :    LARKSPUR
                   STATE/ZIP : CA  94939
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,273.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,651.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 33.89800
    ----------------------------------------------------------------
0   0007698251     MORTGAGORS: STINGEL              SCOTT
                               WONG                 CAROLE
    REGION CODE    ADDRESS   : 3 MANHATTAN COURT
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   348,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,865.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,130.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 45.82800
    ----------------------------------------------------------------
0   0007698277     MORTGAGORS: MCDONALD             JEFFREY
                               MCDONALD             SHELLI
    REGION CODE    ADDRESS   : 10215 SUMMERLIN WAY
        02         CITY      :    FISHERS
                   STATE/ZIP : IN  46038
    MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,928.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,532.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.45400
    ----------------------------------------------------------------
0   0007698293     MORTGAGORS: SONG                 YONG
                               SONG                 HYE
    REGION CODE    ADDRESS   : 13421 ARGONNE DRIVE
        02         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,914.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,250.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 42.43900
    ----------------------------------------------------------------
0   0007698301     MORTGAGORS: HUANG                JEN-CHANG
                               LIAO                 LISA
    REGION CODE    ADDRESS   : 2515 LOUISE AVENUE
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   645,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    636,963.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,887.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 51.60000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,134,300.00
                               P & I AMT:     19,453.21
                               UPB AMT:   2,110,945.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698319     MORTGAGORS: CHEN                 EDDIE
                               CHEN                 ANGELA
    REGION CODE    ADDRESS   : 6796 VALLON DRIVE
        02         CITY      :    RANCHO PALO VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,332.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,076.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.21700
    ----------------------------------------------------------------
0   0007698327     MORTGAGORS: CARON                GILBERT
                               CARON                VICTORIA
    REGION CODE    ADDRESS   : 721 SANDPIPER
        02         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    643,943.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,933.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 39.39300
    ----------------------------------------------------------------
0   0007698335     MORTGAGORS: LIU                  JAMES
                               LIU                  YEUH
    REGION CODE    ADDRESS   : 12727 ALCONBURY STREET
        02         CITY      :    CERRITOS
                   STATE/ZIP : CA  90701
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,484.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.52900
    ----------------------------------------------------------------
0   0007698343     MORTGAGORS: MEYER                DELTON
                               MEYER                DARLYN
    REGION CODE    ADDRESS   : 9019 POPLAR HOLLOW LANE
        02         CITY      :    ELK GROVE
                   STATE/ZIP : CA  95624
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,645.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,286.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007698350     MORTGAGORS: SHENOY               VASUDEV
                               SHENOY               SHOBHA
    REGION CODE    ADDRESS   : 5110 SAN FELIPE STREET, # 191W
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77056
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,609.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,260.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.12000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,090,000.00
                               P & I AMT:     19,021.88
                               UPB AMT:   2,069,016.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698368     MORTGAGORS: MAYER                DOUGLAS

    REGION CODE    ADDRESS   : 903 TURNBERRY LANE
        02         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   461,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,205.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,148.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007698376     MORTGAGORS: LIN                  KUEI-HUANG
                               LIN                  CHIN-FENG
    REGION CODE    ADDRESS   : 601 WEST WOODRUFF AVENUE
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91007
    MORTGAGE AMOUNT :   237,375.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,139.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007698384     MORTGAGORS: KHARABI              FEREIDOON
                               KHARAI               MARION
    REGION CODE    ADDRESS   : 18116 DEER VIEW COURT
        02         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91316
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,273.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,651.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.72700
    ----------------------------------------------------------------
0   0007698400     MORTGAGORS: DO                   THONG
                               DO                   KIM
    REGION CODE    ADDRESS   : 20142 ATASCOCITA LAKE DRIVE
        02         CITY      :    HUMBLE
                   STATE/ZIP : TX  77346
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,932.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,739.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 76.09700
    ----------------------------------------------------------------
0   0007698418     MORTGAGORS: SULTAN               LESLIE

    REGION CODE    ADDRESS   : 11100 RED HAWK ST
        02         CITY      :    PLANTATION,
                   STATE/ZIP : FL  33324
    MORTGAGE AMOUNT :   354,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,414.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,264.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.99000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,765,875.00
                               P & I AMT:     15,954.81
                               UPB AMT:   1,746,965.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698426     MORTGAGORS: TAILLEFER            MARTIN
                               GODFREY              CATHERINE
    REGION CODE    ADDRESS   : 865 JACKSON STREET,
        02         CITY      :    MOUNTAIN VIEW,
                   STATE/ZIP : CA  94043
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,265.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,587.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.90900
    ----------------------------------------------------------------
0   0007698434     MORTGAGORS: ROSS                 LANCE

    REGION CODE    ADDRESS   : 6721 EAST CHENEY DRIVE
        02         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,803.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,623.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.25900
    ----------------------------------------------------------------
0   0007698517     MORTGAGORS: LEVY                 LAWRENCE
                               LEVY                 LESLIE
    REGION CODE    ADDRESS   : 1803 SW CRANE CREEK AVENUE
        02         CITY      :    PALM CITY
                   STATE/ZIP : FL  34990
    MORTGAGE AMOUNT :   259,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,269.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,296.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.96900
    ----------------------------------------------------------------
0   0007698533     MORTGAGORS: BLEAKLEY             CRAIG
                               BLEAKLEY             CATHERINE
    REGION CODE    ADDRESS   : 730 THORNBERRY DRIVE
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,819.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 68.08500
    ----------------------------------------------------------------
0   0007698582     MORTGAGORS: WEBBER               JEFFREY
                               WEBBER               PAULA
    REGION CODE    ADDRESS   : 511 ABBEY DRIVE
        02         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   438,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,421.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,818.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,807,900.00
                               P & I AMT:     16,158.03
                               UPB AMT:   1,774,579.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698590     MORTGAGORS: LAUDADIO             FRANK
                               LAUDADIO             EILEEN
    REGION CODE    ADDRESS   : 2265 VALLEY BROOK WAY
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,122.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,318.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 88.19800
    ----------------------------------------------------------------
0   0007698608     MORTGAGORS: HARTER               THOMAS
                               HARTER               LEEANN
    REGION CODE    ADDRESS   : 429  WATERFORD GREEN DRIVE
        02         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,631.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,121.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.52300
    ----------------------------------------------------------------
0   0007698624     MORTGAGORS: HENDRIX              DANIEL
                               HENDRIX              ELIZABETH
    REGION CODE    ADDRESS   : 3590 RANIER DRIVE
        02         CITY      :    NW, ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   425,745.96  OPTION TO CONVERT :
    UNPAID BALANCE :    417,568.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,826.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.37300
    ----------------------------------------------------------------
0   0007698632     MORTGAGORS: HUMPHRIES            NANCY

    REGION CODE    ADDRESS   : 3383 PACES FOREST ROAD
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,190.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007698640     MORTGAGORS: STENZEL              MICHAEL
                               STENZEL              URSULA
    REGION CODE    ADDRESS   : 10363 HOPMAN COURT
        02         CITY      :    LARGO
                   STATE/ZIP : FL  33777
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,261.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,738.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.33500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,750,745.96
                               P & I AMT:     15,680.79
                               UPB AMT:   1,722,775.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698657     MORTGAGORS: GURSKY               MICHAEL
                               GURSKY               BEVERLY
    REGION CODE    ADDRESS   : 3908 S NINE DRIVE
        02         CITY      :    VALRICO
                   STATE/ZIP : FL  33594
    MORTGAGE AMOUNT :   252,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,182.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,254.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.27500
    ----------------------------------------------------------------
0   0007698723     MORTGAGORS: ROTHBERG             EDWIN
                               ROTHBERG             LOUISE
    REGION CODE    ADDRESS   : 4919 LEISURE DRIVE
        02         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   324,344.99  OPTION TO CONVERT :
    UNPAID BALANCE :    319,113.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,892.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 46.33499
    ----------------------------------------------------------------
0   0007698780     MORTGAGORS: PATEL                PRADIP

    REGION CODE    ADDRESS   : 148 SHORE RUSH DRIVE
        02         CITY      :    SAINT SIMONS ISLAND
                   STATE/ZIP : GA  31522
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,247.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,434.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 46.27100
    ----------------------------------------------------------------
0   0007698814     MORTGAGORS: BAUERLE              TODD
                               BAUERLE              SUSAN
    REGION CODE    ADDRESS   : 1260 PARK HAVEN PLACE
        02         CITY      :    DELAND
                   STATE/ZIP : FL  32724
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,532.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,152.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.83800
    ----------------------------------------------------------------
0   0007698822     MORTGAGORS: HUDGINS              SILAS
                               HUDGINS              PAMELA
    REGION CODE    ADDRESS   : 236 HEATHER VIEW DRIVE
        02         CITY      :    JONESBOROUGH
                   STATE/ZIP : TN  37659
    MORTGAGE AMOUNT :   233,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,757.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.53500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,431,144.99
                               P & I AMT:     12,812.37
                               UPB AMT:   1,412,834.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007698830     MORTGAGORS: BOYD                 SCOTT
                               BOYD                 CATHERINE
    REGION CODE    ADDRESS   : 6221 WAXWOOD COURT
        02         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,525.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,070.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007698921     MORTGAGORS: MACE                 E.
                               SIDLOWSKI            CATHY
    REGION CODE    ADDRESS   : 469 PIPSI'S POINT ROAD
        02         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   492,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    481,058.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,456.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0007698939     MORTGAGORS: BAKKA                FRANKLIN
                               BIRCSAK              LYNN
    REGION CODE    ADDRESS   : 512 CONCH CRESCENT
        02         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,217.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,355.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007699077     MORTGAGORS: GETTIER              GLENN

    REGION CODE    ADDRESS   : 10 OAK LANDING ROAD
        02         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28409
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,401.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,408.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.41176
    ----------------------------------------------------------------
0   0007699689     MORTGAGORS: REYNER               ALAN
                               REYNER               ANNE
    REGION CODE    ADDRESS   : 11 DOGWOOD RIDGE LANE
        02         CITY      :    BALD HEAD ISLAND
                   STATE/ZIP : NC  28461
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,441.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 53.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,882,000.00
                               P & I AMT:     16,857.88
                               UPB AMT:   1,855,645.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007699697     MORTGAGORS: WHITE                WARREN
                               WHITE                MARY
    REGION CODE    ADDRESS   : 74 SAILBOAT ROAD
        02         CITY      :    ST HELENA ISLAND
                   STATE/ZIP : SC  29920
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,892.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 47.57100
    ----------------------------------------------------------------
0   0007699705     MORTGAGORS: BENNETT              JOSHUA
                               BENNETT              PATRICIA
    REGION CODE    ADDRESS   : 9A SKYE CRESCENT
        02         CITY      :    BALD HEAD ISLAND
                   STATE/ZIP : NC  28461
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,370.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 62.68600
    ----------------------------------------------------------------
0   0007700487     MORTGAGORS: MORGOGLIONE          THERESA

    REGION CODE    ADDRESS   : 904 KING WILLIAM DRIVE
        02         CITY      :    CHARLOTTEVILLE
                   STATE/ZIP : VA  22901
    MORTGAGE AMOUNT :   279,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,040.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,513.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007700495     MORTGAGORS: SMITH                DONALD
                               SMITH                SHIRLEY
    REGION CODE    ADDRESS   : 916 INNSBROOK ESTATES
        02         CITY      :    WRIGHT CITY
                   STATE/ZIP : MO  63390
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,577.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 63.41400
    ----------------------------------------------------------------
0   0007700503     MORTGAGORS: MILLER               ROBERT
                               MILLER               KATHLEEN
    REGION CODE    ADDRESS   : ROUTE 4 BOX 33
        02         CITY      :    BRIDGEWATER
                   STATE/ZIP : VA  22812
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,859.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,822.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 68.21000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,448,600.00
                               P & I AMT:     12,932.03
                               UPB AMT:   1,436,740.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007700511     MORTGAGORS: NORCUTT              BRIAN
                               NORCUTT              THERESA
    REGION CODE    ADDRESS   : 5500 AVENIDA DEL TREN
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92687
    MORTGAGE AMOUNT :   391,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,692.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,487.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.92200
    ----------------------------------------------------------------
0   0007700529     MORTGAGORS: AGENT                SELWYN
                               AGENT                SUE
    REGION CODE    ADDRESS   : 4997 CONCANNON COURT
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   418,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,979.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,791.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.56700
    ----------------------------------------------------------------
0   0007700537     MORTGAGORS: ROBINSON             J.
                               ROBINSON             SHIRLEY
    REGION CODE    ADDRESS   : 9438 VIA FORTUNA MARFIL
        02         CITY      :    LA MESA
                   STATE/ZIP : CA  91941
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,343.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.25000
    ----------------------------------------------------------------
0   0007700545     MORTGAGORS: GORDON               ADRIENNE

    REGION CODE    ADDRESS   : 23 NORWOOD AVENUE
        02         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,949.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,912.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.00000
    ----------------------------------------------------------------
0   0007700552     MORTGAGORS: GRANAS               ALEXANDER
                               SCHROEDER-GRANA      CAROL
    REGION CODE    ADDRESS   : 17283 EATON LANE
        02         CITY      :    MONTE SERENO
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   471,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,921.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,135.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,857,600.00
                               P & I AMT:     16,600.57
                               UPB AMT:   1,841,886.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007700560     MORTGAGORS: GRIFFIN              JOHN
                               GRIFFIN              MARIA
    REGION CODE    ADDRESS   : 18 TREEVINE COURT
        02         CITY      :    THE WOODLANDS
                   STATE/ZIP : TX  77381
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,211.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,650.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.60700
    ----------------------------------------------------------------
0   0007700578     MORTGAGORS: LAMPTON              MARVIN
                               LAMPTON              SHEILA
    REGION CODE    ADDRESS   : 1221 SAINT ANDREWS DR.
        02         CITY      :    WICHITA
                   STATE/ZIP : KS  67230
    MORTGAGE AMOUNT :   639,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    635,111.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,700.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007700586     MORTGAGORS: NICKAS               MICHAEL
                               YEN YAU              MAY
    REGION CODE    ADDRESS   : 14 OCEANSIDE WAY
        02         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94065
    MORTGAGE AMOUNT :   407,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,452.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,686.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.85700
    ----------------------------------------------------------------
0   0007700594     MORTGAGORS: USEDOM               ROBERT
                               USEDOM               SUSAN
    REGION CODE    ADDRESS   : 7462 HILLVIEW COURT
        02         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   282,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,572.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,499.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 68.90200
    ----------------------------------------------------------------
0   0007705635     MORTGAGORS: HOBGOOD              HAROLD
                               HOBGOOD              VIRGINIA
    REGION CODE    ADDRESS   : 2 PRINCETON CIRCLE
        02         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   277,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,980.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,535.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.20500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,905,900.00
                               P & I AMT:     17,072.68
                               UPB AMT:   1,893,327.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705650     MORTGAGORS: DEITCH               RICHARD
                               DEITCH               JERRI
    REGION CODE    ADDRESS   : 1008 STREAM VALLEY COURT
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,783.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.14600
    ----------------------------------------------------------------
0   0007705668     MORTGAGORS: RUDOLPH              WAYNE
                               RUDOLPH              JANET
    REGION CODE    ADDRESS   : 35 DEMOREST AVENUE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,568.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,327.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705676     MORTGAGORS: KAUFMAN              MARK
                               KESTLE-KAUFMAN       CHRIS
    REGION CODE    ADDRESS   : 127 AVERY DRIVE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30309
    MORTGAGE AMOUNT :   630,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    627,990.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,618.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007705684     MORTGAGORS: FERGUSON             DONALD

    REGION CODE    ADDRESS   : 3320 NE 29 AVENUE
        02         CITY      :    LIGHTHOUSE POINT
                   STATE/ZIP : FL  33064
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,073.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,690.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.57200
    ----------------------------------------------------------------
0   0007705692     MORTGAGORS: BEUTEL               RAYMOND
                               BEUTEL               JUDITH
    REGION CODE    ADDRESS   : 3532 SOUTHWESTERN BOULEVARD
        02         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   382,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,329.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,411.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.23100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,951,050.00
                               P & I AMT:     17,397.50
                               UPB AMT:   1,942,745.55

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705700     MORTGAGORS: LONDON               ROBERT
                               LONDON               ALISA
    REGION CODE    ADDRESS   : 7331 WEST MERCER WAY
        02         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   586,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    582,442.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,027.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 60.45300
    ----------------------------------------------------------------
0   0007705718     MORTGAGORS: COATES               CLIFFORD
                               COATES               KAREN
    REGION CODE    ADDRESS   : 4972 HEATHERGLEN CIRCLE
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95405
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,720.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705726     MORTGAGORS: TIPTON               LEONARD

    REGION CODE    ADDRESS   : 1975 SKYE AVENUE
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95000
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,987.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,278.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007705734     MORTGAGORS: MC MANUS             SEAMUS
                               MC MANUS             SIMONE
    REGION CODE    ADDRESS   : 1182 MEADOWCREEK CIRCLE
        02         CITY      :    ST. HELENA
                   STATE/ZIP : TN  94574
    MORTGAGE AMOUNT :   333,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,118.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,972.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.99400
    ----------------------------------------------------------------
0   0007705742     MORTGAGORS: HUMMEL               STEVE
                               HUMMEL               LAMONICA
    REGION CODE    ADDRESS   : 8329 200TH SE
        02         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98296
    MORTGAGE AMOUNT :   292,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,429.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,651.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.81000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,966,750.00
                               P & I AMT:     17,412.77
                               UPB AMT:   1,952,698.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705759     MORTGAGORS: KLEAR                DOUGLAS

    REGION CODE    ADDRESS   : 19315 SILVER SAGE WAY
        02         CITY      :    MONUMENT
                   STATE/ZIP : CO  81032
    MORTGAGE AMOUNT :   252,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,867.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,234.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.70400
    ----------------------------------------------------------------
0   0007705775     MORTGAGORS: DILORENZO            ANTHONY
                               DILORENZO            ALICE
    REGION CODE    ADDRESS   : 21439 PACIFIC COAST HIGHWAY
        02         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,012.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,907.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.84600
    ----------------------------------------------------------------
0   0007705783     MORTGAGORS: THOMPSON             THOMAS
                               THOMPSON             PATRICIA
    REGION CODE    ADDRESS   : 9215 DAVIS DRIVE
        02         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,297.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,510.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.88235
    ----------------------------------------------------------------
0   0007705791     MORTGAGORS: DEPERTE              TONY
                               DEPERTE              CAROLYN
    REGION CODE    ADDRESS   : 16724 OLD ORCHARD DRIVE
        02         CITY      :    WADSWORTH
                   STATE/ZIP : IL  60083
    MORTGAGE AMOUNT :   297,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,980.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.92800
    ----------------------------------------------------------------
0   0007705809     MORTGAGORS: WILLIAMS             FREDERICK
                               WILLIAMS             PATRICIA
    REGION CODE    ADDRESS   : 4915 AVIEMORE DRIVE
        02         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   437,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,884.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,958.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.03500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,690,400.00
                               P & I AMT:     15,329.75
                               UPB AMT:   1,678,041.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705817     MORTGAGORS: PLOWMAN              BRIAN
                               PLOWMAN              YVONNE
    REGION CODE    ADDRESS   : 5073 SEA MIST COURT
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92121
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,407.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705825     MORTGAGORS: DOMJAN               LASZLO
                               DOMJAN               LOUISE
    REGION CODE    ADDRESS   : 7 SHARDUE LANE
        02         CITY      :    CREVE COEUR
                   STATE/ZIP : MO  63141
    MORTGAGE AMOUNT :   314,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,585.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,783.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.65000
    ----------------------------------------------------------------
0   0007705858     MORTGAGORS: BURTON               GEORGIA

    REGION CODE    ADDRESS   : 13 FOXHALL CLOSE
        02         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37215
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,493.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.00000
    ----------------------------------------------------------------
0   0007705866     MORTGAGORS: GARAYCOCHEA          EDMUND
                               GARAYCOCHEA          NELCY
    REGION CODE    ADDRESS   : 3656 EASTWOOD CIRCLE
        02         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95054
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,437.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,345.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007705874     MORTGAGORS: COKER                JACK
                               COKER                JILL
    REGION CODE    ADDRESS   : 1980 WHITECLIFF WAY
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,400.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 47.61900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,317,600.00
                               P & I AMT:     11,890.41
                               UPB AMT:   1,309,325.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705882     MORTGAGORS: RYAN                 MICHAEL
                               RYAN                 LYNDA
    REGION CODE    ADDRESS   : 106 HIDDEN POINT DRIVE
        02         CITY      :    HENDERSONVILLE
                   STATE/ZIP : TN  37075
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,783.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,206.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.83100
    ----------------------------------------------------------------
0   0007705890     MORTGAGORS: PETTEY               JOHN

    REGION CODE    ADDRESS   : 2891 CENTRAL AVENUE
        02         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38111
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,025.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,070.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 36.80000
    ----------------------------------------------------------------
0   0007705908     MORTGAGORS: HUNSUCKER            GREY

    REGION CODE    ADDRESS   : 1485 DARBEE DR
        02         CITY      :    MORRISTOWN
                   STATE/ZIP : TN  37814
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,497.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,174.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705916     MORTGAGORS: ROONEY               DAVID
                               ROONEY               PAMELA
    REGION CODE    ADDRESS   : 4137 PLANTATION DR
        02         CITY      :    COOKEVILLE
                   STATE/ZIP : TN  38506
    MORTGAGE AMOUNT :   246,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,096.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,270.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.99300
    ----------------------------------------------------------------
0   0007705924     MORTGAGORS: SOLOMON              JERRY
                               SOLOMON              LAURA
    REGION CODE    ADDRESS   : 9280 FOREST HILL LANE
        02         CITY      :    GERMANTOWN
                   STATE/ZIP : TN  38139
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,848.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,056.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 46.25800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,640,850.00
                               P & I AMT:     14,778.10
                               UPB AMT:   1,631,251.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705932     MORTGAGORS: ISOTALO              HEIKKI

    REGION CODE    ADDRESS   : 21111 GRENOLA DRIVE
        02         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,266.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,416.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.20000
    ----------------------------------------------------------------
0   0007705940     MORTGAGORS: AFSOOS               SIAMAK

    REGION CODE    ADDRESS   : 5958 FAIRVIEW WOODS DRIVE
        02         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,420.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,505.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.59100
    ----------------------------------------------------------------
0   0007705957     MORTGAGORS: BHAWAN               JAG
                               BHAWAN               PRATIBHA
    REGION CODE    ADDRESS   : 61 MAIN STREET
        02         CITY      :    SOUTHBOROUGH
                   STATE/ZIP : MA  01772
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,519.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,523.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 50.45045
    ----------------------------------------------------------------
0   0007705965     MORTGAGORS: LEE                  YONGHUN
                               LEE                  YOUNGJA
    REGION CODE    ADDRESS   : 5344 SW SOUTHWOOD DRIVE
        02         CITY      :    LAKE OSWEGO
                   STATE/ZIP : OR  97035
    MORTGAGE AMOUNT :   353,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,338.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705973     MORTGAGORS: BOOKSTAVER           JUDY

    REGION CODE    ADDRESS   : ROUTE 1 BOX 279 B
        02         CITY      :    BLUEMONT
                   STATE/ZIP : VA  20135
    MORTGAGE AMOUNT :   268,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,366.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,372.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.99300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,674,700.00
                               P & I AMT:     14,971.83
                               UPB AMT:   1,663,910.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007705981     MORTGAGORS: BOOKATAUB            SULLIVAN
                               BOOKATAUB            REGINA
    REGION CODE    ADDRESS   : 180 SHADOW BROOK DRIVE
        02         CITY      :    WARWICK
                   STATE/ZIP : RI  02886
    MORTGAGE AMOUNT :   386,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,557.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,469.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007705999     MORTGAGORS: BATAVIA              BALA

    REGION CODE    ADDRESS   : 175 EAST DELAWARE #6605
        02         CITY      :    CHICAGO
                   STATE/ZIP : IL  60611
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,132.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,518.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.28200
    ----------------------------------------------------------------
0   0007706005     MORTGAGORS: MCCABE               KEVIN
                               MCCABE               TARI
    REGION CODE    ADDRESS   : 3645 EAST INDIGO CIRCLE
        02         CITY      :    MESA
                   STATE/ZIP : AZ  85205
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,835.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,074.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0007706047     MORTGAGORS: LEE                  KENNETH
                               WAI                  CHI
    REGION CODE    ADDRESS   : 2603 HANNAH FARM CT
        02         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    526,572.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,690.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 60.22700
    ----------------------------------------------------------------
0   0007706054     MORTGAGORS: BRESLIN              HUGH
                               BRESLIN              ALICE
    REGION CODE    ADDRESS   : 14205 MARSH PIKE
        02         CITY      :    HAGERSTOWN
                   STATE/ZIP : MA  21742
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,076.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,840,000.00
                               P & I AMT:     16,484.17
                               UPB AMT:   1,829,174.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007706062     MORTGAGORS: BAYT                 JACK
                               BAYT                 ROSEMARIE
    REGION CODE    ADDRESS   : 420 SOMERSET DRIVE WEST
        02         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46260
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,182.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,076.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.06800
    ----------------------------------------------------------------
0   0007706070     MORTGAGORS: SULLIVAN             JOHN
                               SULLIVAN             KATHERINE
    REGION CODE    ADDRESS   : 2503 NORTH 18TH STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22201
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,387.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007706088     MORTGAGORS: GARNEAU              PAUL
                               GARNEAU              ELIZABETH
    REGION CODE    ADDRESS   : 8 PENDLETON COURT
        02         CITY      :    ANNANDALE
                   STATE/ZIP : NJ  08801
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,047.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,714.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.42500
    ----------------------------------------------------------------
0   0007706096     MORTGAGORS: FELDMAN              LAWRENCE
                               KORAT                ORLY
    REGION CODE    ADDRESS   : 1 GARRISON FOREST ROAD
        02         CITY      :    OWINGS MILLS
                   STATE/ZIP : MD  21117
    MORTGAGE AMOUNT :   576,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,162.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,137.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007706112     MORTGAGORS: MUIR                 ROBERT
                               MUIR                 ROBERTA
    REGION CODE    ADDRESS   : 13811 COUNTRY CROSSING STREET
        02         CITY      :    CHANTILLY
                   STATE/ZIP : VA  20151
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,071.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,296.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,829,600.00
                               P & I AMT:     16,471.42
                               UPB AMT:   1,820,852.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007706120     MORTGAGORS: SINGH                BALBIR
                               SINGH                SHINDERPAL
    REGION CODE    ADDRESS   : 725 OLD HUNT WAY
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20170
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,170.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007706138     MORTGAGORS: TRICE                THOMAS
                               TRICE                CHARLOTTE
    REGION CODE    ADDRESS   : 5619 SCOTTISH HIGHLAND CIRCLE
        02         CITY      :    SALISBURY
                   STATE/ZIP : MD  21801
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,990.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,876.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.74887
    ----------------------------------------------------------------
0   0007706146     MORTGAGORS: LE                   LAN
                               TRAN                 CHUC
    REGION CODE    ADDRESS   : 5424 BACKLICK ROAD
        02         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22151
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,800.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,413.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.60000
    ----------------------------------------------------------------
0   0007706153     MORTGAGORS: SHERIDAN-PETERS      RISE
                               SHERIDAN-PETERS      JAMES
    REGION CODE    ADDRESS   : 4904 SUNDOWN CIRCLE
        02         CITY      :    BOWIE
                   STATE/ZIP : MD  20720
    MORTGAGE AMOUNT :   308,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,647.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,773.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007706161     MORTGAGORS: THOMAS               RONALD
                               THOMAS               KAREN
    REGION CODE    ADDRESS   : 4008 RAINBOW GLEN COURT
        02         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   276,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,926.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,487.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,433,900.00
                               P & I AMT:     12,870.20
                               UPB AMT:   1,427,535.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707417     MORTGAGORS: GREENE               MICHAEL
                               GREENE               LEIANN
    REGION CODE    ADDRESS   : 1508 PINE STREET
        01         CITY      :    MELBOURNE BEACH
                   STATE/ZIP : FL  32951
    MORTGAGE AMOUNT :   610,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    606,181.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,525.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007707433     MORTGAGORS: HECHAVARRIA          SANDRA

    REGION CODE    ADDRESS   : 2720 NORTH ATLANTIC BOULEVARD
        01         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33308
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,624.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,057.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 39.70500
    ----------------------------------------------------------------
0   0007707441     MORTGAGORS: BRUSH                JANET

    REGION CODE    ADDRESS   : 2 MINDORO STREET
        01         CITY      :    STUART
                   STATE/ZIP : FL  34996
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,673.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,067.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007707458     MORTGAGORS: DORFMAN              AARON
                               DORFMAN              MARCIA
    REGION CODE    ADDRESS   : 10405 BRADEN RUN
        01         CITY      :    BRADENTON
                   STATE/ZIP : FL  34202
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,006.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.78600
    ----------------------------------------------------------------
0   0007707482     MORTGAGORS: COLBURN              MARK
                               COLBURN              DEBRA
    REGION CODE    ADDRESS   : 1803 PASS-A-GRILLE WAY
        01         CITY      :    ST. PETE BEACH
                   STATE/ZIP : FL  33706
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,688.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,665.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,890,500.00
                               P & I AMT:     17,146.86
                               UPB AMT:   1,811,174.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707516     MORTGAGORS: KRESS                KENNETH

    REGION CODE    ADDRESS   : 655 BLAKENHAM CT
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30202
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,304.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,363.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.57900
    ----------------------------------------------------------------
0   0007707532     MORTGAGORS: HORTON               DOUGLAS
                               HORTON               AILEEN
    REGION CODE    ADDRESS   : 215 WEATHERLY RUN
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30005
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,351.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.81200
    ----------------------------------------------------------------
0   0007707540     MORTGAGORS: RICH                 ROBERT
                               RICH                 SUSAN
    REGION CODE    ADDRESS   : 5530 ERROL PLACE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    460,535.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,424.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.92300
    ----------------------------------------------------------------
0   0007707565     MORTGAGORS: WAITS                JAMES
                               WAITS                FENTRESS
    REGION CODE    ADDRESS   : 4155 CLUB DRIVE NE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,164.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,008.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 55.73700
    ----------------------------------------------------------------
0   0007707573     MORTGAGORS: PINSLY               GARY

    REGION CODE    ADDRESS   : 525 HARPETH TRACE DRIVE
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37221
    MORTGAGE AMOUNT :   234,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,682.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,124.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.28100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,594,500.00
                               P & I AMT:     14,177.37
                               UPB AMT:   1,506,038.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707607     MORTGAGORS: CATTANEO             DINO
                               CATTANEO             SUSAN
    REGION CODE    ADDRESS   : 1806 ASHWOOD AVENUE
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37212
    MORTGAGE AMOUNT :   233,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,493.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.52200
    ----------------------------------------------------------------
0   0007707615     MORTGAGORS: MORRIS               MICHAEL
                               MORRIS               RUTH
    REGION CODE    ADDRESS   : 2117 OCEAN DRIVE
        01         CITY      :    NEW SMYRNA BEACH
                   STATE/ZIP : FL  32169
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,785.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,145.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 56.00000
    ----------------------------------------------------------------
0   0007707649     MORTGAGORS: PEARCE               KEVIN

    REGION CODE    ADDRESS   : 616 GOOD SPRINGS ROAD
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,240.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 26.69900
    ----------------------------------------------------------------
0   0007707656     MORTGAGORS: JANKE                WALTER
                               JANKE                LALITA
    REGION CODE    ADDRESS   : 2555 LAGOON COURT
        01         CITY      :    VERO BEACH
                   STATE/ZIP : FL  32963
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,234.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,140.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007707672     MORTGAGORS: ANSARI-LEESAR        MASSOUD

    REGION CODE    ADDRESS   : 11307 OAKHURST ROAD
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : KY  40245
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,021.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,513.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.89800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,382,000.00
                               P & I AMT:     12,313.95
                               UPB AMT:   1,368,775.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707698     MORTGAGORS: OCHSNER              MIMS
                               OCHSNER              JUDY
    REGION CODE    ADDRESS   : 603 HERB RIVER DRIVE
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31406
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,176.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,123.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007707748     MORTGAGORS: HART                 HOWARD

    REGION CODE    ADDRESS   : 2567 MONTCLAIRE CIRCLE
        01         CITY      :    WESTON
                   STATE/ZIP : FL  33327
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,080.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.24000
    ----------------------------------------------------------------
0   0007707755     MORTGAGORS: GRINSTED             JONATHAN
                               GRINSTED             KIMBERLY
    REGION CODE    ADDRESS   : 48 MIDWAY ISLAND
        01         CITY      :    CLEARWATER
                   STATE/ZIP : FL  33767
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,158.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,615.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.13600
    ----------------------------------------------------------------
0   0007707763     MORTGAGORS: MUNOZ                ROBERTO
                               MUNOZ                JUDITH
    REGION CODE    ADDRESS   : 1036 ASTURIA AVENUE
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,741.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,964.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.27100
    ----------------------------------------------------------------
0   0007707789     MORTGAGORS: HOOFNAGLE            MARTIN

    REGION CODE    ADDRESS   : 425 CIMARON PARK DRIVE
        01         CITY      :    PEACHTREE CITY
                   STATE/ZIP : GA  30269
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,159.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,261.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.15200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,419,600.00
                               P & I AMT:     12,641.16
                               UPB AMT:   1,390,317.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707813     MORTGAGORS: STEINMANN            KURT
                               STEINMANN            VALERIE
    REGION CODE    ADDRESS   : 6911 CHANCERY PLACE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : FL  34201
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,761.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,121.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.81400
    ----------------------------------------------------------------
0   0007707888     MORTGAGORS: NOE                  LEON

    REGION CODE    ADDRESS   : 7094 SKYLINE DRIVE
        01         CITY      :    DELRAY BEACH
                   STATE/ZIP : FL  33446
    MORTGAGE AMOUNT :   308,240.07  OPTION TO CONVERT :
    UNPAID BALANCE :    281,538.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,813.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.81500
    ----------------------------------------------------------------
0   0007707904     MORTGAGORS: ARONOFF              KENNETH
                               ARONOFF              CAROLINE
    REGION CODE    ADDRESS   : 2959 WESTBROOK
        01         CITY      :    FT LAUDERDALE
                   STATE/ZIP : FL  33332
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,272.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/08
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 53.19100
    ----------------------------------------------------------------
0   0007707912     MORTGAGORS: CUMMOCK              DAVID
                               CUMMOCK              MARGUERITE
    REGION CODE    ADDRESS   : 2890 BORMAN COURT
        01         CITY      :    DAYTONA BEACH
                   STATE/ZIP : FL  32124
    MORTGAGE AMOUNT :   309,884.84  OPTION TO CONVERT :
    UNPAID BALANCE :    282,782.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,807.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.36500
    ----------------------------------------------------------------
0   0007707953     MORTGAGORS: MCCLURE              LAWRENCE
                               MCCLURE              CHERYL
    REGION CODE    ADDRESS   : 5043 KEY LARGO DRIVE
        01         CITY      :    PUNTA GORDA
                   STATE/ZIP : FL  33950
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,974.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,876.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,538,124.91
                               P & I AMT:     14,553.64
                               UPB AMT:   1,471,329.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007707987     MORTGAGORS: HUGHES               RANDALL
                               HUGHES               MARY
    REGION CODE    ADDRESS   : 5104 W LONGFELLOW DRIVE
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33629
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,724.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.52200
    ----------------------------------------------------------------
0   0007718919     MORTGAGORS: GRUNBECK             ROBERT
                               GRUNBECK             JENNIFER
    REGION CODE    ADDRESS   : 4 CAPTAIN'S  WALK
        02         CITY      :    MOULTONBORO
                   STATE/ZIP : NH  03254
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    596,120.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,309.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.86400
    ----------------------------------------------------------------
0   0007718927     MORTGAGORS: THOMAS               JOHN
                               THOMAS               KATHLEEN
    REGION CODE    ADDRESS   : 7 NORFOLK LANE
        02         CITY      :    HOLLISTON
                   STATE/ZIP : MA  01746
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,399.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,698.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/08
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 35.00000
    ----------------------------------------------------------------
0   0007718935     MORTGAGORS: PETRONIO             DOMENIC
                               PETRONIO             JOSEPHINE
    REGION CODE    ADDRESS   : 90 CROSSWYNDS DRIVE
        02         CITY      :    NARRAGANSETT
                   STATE/ZIP : RI  02874
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    416,044.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,804.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.76400
    ----------------------------------------------------------------
0   0007718943     MORTGAGORS: CROUCHLEY            JOHN

    REGION CODE    ADDRESS   : 9 HOPE STREET
        02         CITY      :    BRISTOL
                   STATE/ZIP : RI  02809
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    594,287.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,392.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,335,000.00
                               P & I AMT:     21,772.49
                               UPB AMT:   2,316,575.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007718950     MORTGAGORS: QUALIZZA             STEVEN
                               QUALIZZA             SANDRA
    REGION CODE    ADDRESS   : 10385  FLOYD STREET
        02         CITY      :    CROWN POINT
                   STATE/ZIP : IN  46307
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,666.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,236.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 65.33300
    ----------------------------------------------------------------
0   0007718984     MORTGAGORS: STEWART              JAMES
                               STEWART              MELISSA
    REGION CODE    ADDRESS   : 3001 CASTLE PINES DRIVE
        02         CITY      :    DULUTH
                   STATE/ZIP : GA  30097
    MORTGAGE AMOUNT :   469,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,029.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,215.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.16600
    ----------------------------------------------------------------
0   0007718992     MORTGAGORS: BOGDASARIAN          JOHN
                               BOGDASARIAN          SOPHIA
    REGION CODE    ADDRESS   : 100     FLAT ROCK RD
        02         CITY      :    FITCHBURG
                   STATE/ZIP : MA  01420
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,591.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 82.73300
    ----------------------------------------------------------------
0   0007719008     MORTGAGORS: WAGNER               DANIEL
                               WAGNER               EMILY
    REGION CODE    ADDRESS   : 7959  L'AQUILA WAY
        02         CITY      :    DELRAY BEACH
                   STATE/ZIP : FL  33446
    MORTGAGE AMOUNT :   410,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,913.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,804.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.22800
    ----------------------------------------------------------------
0   0007719016     MORTGAGORS: AYER                 ORION

    REGION CODE    ADDRESS   : 200 DRIFTWOOD ROAD SE
        02         CITY      :    ST. PETERSBURG
                   STATE/ZIP : FL  33705
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,027.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,962.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.78900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,791,400.00
                               P & I AMT:     16,295.55
                               UPB AMT:   1,776,228.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719032     MORTGAGORS: KRIZ                 RODNEY
                               KRIZ                 SUSAN
    REGION CODE    ADDRESS   : 6706 OLD DOMINION ROAD
        02         CITY      :    LINCOLN
                   STATE/ZIP : NE  68516
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,229.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,560.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.40000
    ----------------------------------------------------------------
0   0007719040     MORTGAGORS: WINTERMAN            RICHARD
                               WINTERMAN            KATHLEEN
    REGION CODE    ADDRESS   : 5938 WOODTHRUSH LANE
        02         CITY      :    WEST CHESTER
                   STATE/ZIP : OH  45069
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,334.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,516.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0007719057     MORTGAGORS: PATEL                PRAVIN
                               PATEL                MITA
    REGION CODE    ADDRESS   : 3450 LAKE POINTE CV
        02         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38138
    MORTGAGE AMOUNT :   572,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    566,554.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,141.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.28500
    ----------------------------------------------------------------
0   0007719065     MORTGAGORS: COLLINS              JOSEPH
                               ALLEN                CAROLYN
    REGION CODE    ADDRESS   : 1737 OCEAN VILLAGE DRIVE
        02         CITY      :    AMELIA ISLAND
                   STATE/ZIP : FL  32034
    MORTGAGE AMOUNT :   278,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,035.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,505.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.44400
    ----------------------------------------------------------------
0   0007719073     MORTGAGORS: ROUSH                KENNETH
                               ROUSH                ELINOR
    REGION CODE    ADDRESS   : 3637 RIVER RD
        02         CITY      :    TOLEDO
                   STATE/ZIP : OH  43614
    MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,659.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,840.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,941,800.00
                               P & I AMT:     17,564.80
                               UPB AMT:   1,921,813.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719081     MORTGAGORS: LANDMAN              LARRY
                               LANDMAN              SUE
    REGION CODE    ADDRESS   : 429 ECHOLS AVENUE
        02         CITY      :    HUNTSVILLE
                   STATE/ZIP : AL  35801
    MORTGAGE AMOUNT :   525,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    521,677.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,718.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.62500
    ----------------------------------------------------------------
0   0007719099     MORTGAGORS: GAITONDE             SUNIL

    REGION CODE    ADDRESS   : 201 AMBRIANCE
        02         CITY      :    BURR RIDGE
                   STATE/ZIP : IL  60521
    MORTGAGE AMOUNT :   553,125.00  OPTION TO CONVERT :
    UNPAID BALANCE :    549,699.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,049.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007719107     MORTGAGORS: COMBS                PAUL

    REGION CODE    ADDRESS   : 6975 RED BANK ROAD
        02         CITY      :    GALENA
                   STATE/ZIP : OH  43021
    MORTGAGE AMOUNT :   497,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    491,964.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,467.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.47000
    ----------------------------------------------------------------
0   0007719115     MORTGAGORS: LILLY                CRAIG
                               LILLY                LESLIE
    REGION CODE    ADDRESS   : 49 RANGE ROAD
        02         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,430.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 43.13000
    ----------------------------------------------------------------
0   0007719123     MORTGAGORS: JIN                  YOUXUAN
                               CHEN                 LAN
    REGION CODE    ADDRESS   : 16486 SOUTHEAST 47TH PLACE
        02         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,176.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.22800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,108,125.00
                               P & I AMT:     19,006.20
                               UPB AMT:   2,092,949.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719131     MORTGAGORS: MARTIN               ROBERT
                               MARTIN               CHERYL
    REGION CODE    ADDRESS   : 1411    KEEGAN CT
        02         CITY      :    COLUMBIA
                   STATE/ZIP : MO  65203
    MORTGAGE AMOUNT :   331,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,905.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,975.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.86800
    ----------------------------------------------------------------
0   0007719156     MORTGAGORS: KATES                DEE
                               KATES                JEFFREY
    REGION CODE    ADDRESS   : 7320 BERKLEY SQUARE N
        02         CITY      :    NEW ALBANY
                   STATE/ZIP : OH  43054
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,696.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,333.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.61400
    ----------------------------------------------------------------
0   0007719164     MORTGAGORS: HARTMAN              JOE

    REGION CODE    ADDRESS   : 12202 MCKINNON ROAD
        02         CITY      :    WINDERMERE
                   STATE/ZIP : FL  34786
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,293.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,633.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007719172     MORTGAGORS: AHMED                ZAHEER
                               AHMED                NAHEED
    REGION CODE    ADDRESS   : 106 ELM LANE
        02         CITY      :    NEW HYDE PARK
                   STATE/ZIP : NY  11040
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,387.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,057.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007719180     MORTGAGORS: BORN                 ALVIN
                               BORN                 ROBERTA
    REGION CODE    ADDRESS   : 704 WOODLAND AVENUE
        02         CITY      :    WOODLAND PARK
                   STATE/ZIP : CO  80863
    MORTGAGE AMOUNT :   273,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,147.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,442.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.16100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,608,000.00
                               P & I AMT:     14,442.07
                               UPB AMT:   1,595,430.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719198     MORTGAGORS: RUTTER               RANDALL
                               RUTTER               KALA
    REGION CODE    ADDRESS   : 5569 MARY MUNGER ROAD
        02         CITY      :    TRUSSVILLE
                   STATE/ZIP : AL  35173
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,761.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,121.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.35900
    ----------------------------------------------------------------
0   0007719206     MORTGAGORS: PARLE                ROY
                               PARLE                KAREN
    REGION CODE    ADDRESS   : 6020  MACADAM COURT
        02         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,766.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,424.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.51600
    ----------------------------------------------------------------
0   0007719222     MORTGAGORS: COWELL               GREGORY
                               GLAVAS               JEANNINE
    REGION CODE    ADDRESS   : 253 BLOOMINGBANK ROAD
        02         CITY      :    RIVERSIDE
                   STATE/ZIP : IL  60546
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,025.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,804.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.17600
    ----------------------------------------------------------------
0   0007719230     MORTGAGORS: GLODOWSKI            LUIS
                               GLODOWSKI            HELENE
    REGION CODE    ADDRESS   : 3 CARMEN COURT
        02         CITY      :    DIX HILLS
                   STATE/ZIP : NY  11746
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,913.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,424.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 51.60000
    ----------------------------------------------------------------
0   0007719248     MORTGAGORS: BUGDEN               WALTER
                               BUGDEN               MIRIAM
    REGION CODE    ADDRESS   : 1332 SOUTH DEVONSHIRE DRIVE
        02         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84108
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,400.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.13900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,799,000.00
                               P & I AMT:     16,004.64
                               UPB AMT:   1,785,867.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719255     MORTGAGORS: BURNS                JEREMIAH
                               BURNS                SUSAN
    REGION CODE    ADDRESS   : 6 WATERS EDGE ROAD
        02         CITY      :    FALMOUTH
                   STATE/ZIP : ME  04105
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,919.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,067.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.56500
    ----------------------------------------------------------------
0   0007719263     MORTGAGORS: LYSAK                PATRICIA
                               LYSAK                EUGENE
    REGION CODE    ADDRESS   : 36 GYPSY TRAIL
        02         CITY      :    WESTON
                   STATE/ZIP : MA  02193
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,601.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,344.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0007719271     MORTGAGORS: PEIFFER              THOMAS
                               PEIFFER              JANE
    REGION CODE    ADDRESS   : W1793  GOLDEN BEACHWAY
        02         CITY      :    MUKWONAGO
                   STATE/ZIP : WI  53149
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    595,690.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,434.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.17300
    ----------------------------------------------------------------
0   0007719289     MORTGAGORS: ELLARD               JEFF
                               ELLARD               ELIZABETH
    REGION CODE    ADDRESS   : 10225 KNOX HILL COURT
        02         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70810
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,008.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,725.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0007719297     MORTGAGORS: BELL                 WILLIAM
                               BELL                 CHRISTA
    REGION CODE    ADDRESS   : 3817 CASE
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,665.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,255.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.34700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,984,000.00
                               P & I AMT:     17,827.47
                               UPB AMT:   1,970,884.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0007719305     MORTGAGORS: MOON                 SOO-YOUNG
                               KIM                  EUN-YOUNG
    REGION CODE    ADDRESS   : 3285 WALDEN LANE, UNIT #9
        02         CITY      :    OSHKOSH
                   STATE/ZIP : WI  54904
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,239.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,494.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.52900
    ----------------------------------------------------------------
0   0007719313     MORTGAGORS: BUTZ                 CHERYL

    REGION CODE    ADDRESS   : 9302    MONALAINE COURT
        02         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    534,859.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,853.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.41200
    ----------------------------------------------------------------
0   0007719321     MORTGAGORS: TURBA                ELYCE

    REGION CODE    ADDRESS   : 6825 GLEN ACRES DRIVE
        02         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45237
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,143.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,696.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.94700
    ----------------------------------------------------------------
0   0007719347     MORTGAGORS: SATTERFIELD          RONALD

    REGION CODE    ADDRESS   : 3       WOOD HOLLOW
        02         CITY      :    LOOKOUT MTN
                   STATE/ZIP : GA  30750
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,496.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 22.38000
    ----------------------------------------------------------------
0   0007719354     MORTGAGORS: LESICZKA             ADAM
                               LESICZKA             GRAZYNA
    REGION CODE    ADDRESS   : 12 WOODLAND ROAD
        02         CITY      :    WEST CALDWELL TWP.
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   245,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,417.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.05700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,820,200.00
                               P & I AMT:     16,327.01
                               UPB AMT:   1,805,157.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031234370     MORTGAGORS: GOLUBCHIK            ANATOLY
                               GOLUBCHIK            YELENA
    REGION CODE    ADDRESS   : 200 WINSTON DRIVE  UNIT 2519
        01         CITY      :    CLIFFSIDE PARK
                   STATE/ZIP : NJ  07016
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,743.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,489.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031314131     MORTGAGORS: VILLA                LORNA
                               OSTERMAN             DANIEL
    REGION CODE    ADDRESS   : 325 ESTATES DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,220.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,559.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.79100
    ----------------------------------------------------------------
0   0031361132     MORTGAGORS: MCDONALD             GERALD
                               MCDONALD             IRMA
    REGION CODE    ADDRESS   : 601 DEERFIELD POND COURT
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   360,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,375.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,318.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 19.49700
    ----------------------------------------------------------------
0   0031391808     MORTGAGORS: MORELLI              PETER
                               MORELLI              JEANINE
    REGION CODE    ADDRESS   : 1 DIPLOMA PLACE
        01         CITY      :    SETAUKET
                   STATE/ZIP : NY  11733
    MORTGAGE AMOUNT :   313,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,882.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.98700
    ----------------------------------------------------------------
0   0031398704     MORTGAGORS: STEVES               SAM
                               STEVES               SARAH
    REGION CODE    ADDRESS   : 330 DEVINE ROAD
        01         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78212
    MORTGAGE AMOUNT :   636,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    620,319.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,680.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.69000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,866,450.00
                               P & I AMT:     16,929.61
                               UPB AMT:   1,823,008.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031399017     MORTGAGORS: CROWE                JOHN
                               CROWE                JOAN
    REGION CODE    ADDRESS   : 615 OCEAN FRONT ARCH
        01         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,756.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,273.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/08
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 66.66666
    ----------------------------------------------------------------
0   0031522501     MORTGAGORS: VALENTINO            MARIO
                               VALENTINO            MARIA
    REGION CODE    ADDRESS   : 15 CHELSEA RD
        01         CITY      :    NEW ROCHELLE
                   STATE/ZIP : NY  10573
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,954.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,246.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/08
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.84058
    ----------------------------------------------------------------
0   0031523129     MORTGAGORS: STUCKMEIER           EDWIN
                               ASHENFEITER          ELAINE
    REGION CODE    ADDRESS   : 504 OLD SAYBROOK WAY
        01         CITY      :    GREAT FALLS
                   STATE/ZIP : VA  22066
    MORTGAGE AMOUNT :   461,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,267.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,081.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031575913     MORTGAGORS: WITTNER              PETER
                               WITTNER              SUSAN
    REGION CODE    ADDRESS   : 34 LENAPE DRIVE
        01         CITY      :    MONTVILLE
                   STATE/ZIP : NJ  07045
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,091.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.60000
    ----------------------------------------------------------------
0   0031586530     MORTGAGORS: DUFFEY               MARTIN
                               DUFFEY               AMY
    REGION CODE    ADDRESS   : 2069 SAINT ANDREWS DRIVE
        01         CITY      :    BERWYN
                   STATE/ZIP : PA  19312
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,488.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,189.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 79.48200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,756,250.00
                               P & I AMT:     17,426.96
                               UPB AMT:   1,733,557.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031588635     MORTGAGORS: ROGALSKY             RANDALL
                               BOWMAN               C
    REGION CODE    ADDRESS   : 4704 PALISADE LANE
        01         CITY      :    GODFREY
                   STATE/ZIP : IL  62035
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,766.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,909.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031591878     MORTGAGORS: JOHNSON              ARTHUR
                               JOHNSON              PATRICIA
    REGION CODE    ADDRESS   : 7588 THORNAPPLE WAY SE
        01         CITY      :    ADA
                   STATE/ZIP : MI  49301
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,810.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,011.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.95200
    ----------------------------------------------------------------
0   0031610082     MORTGAGORS: BRAUN                DARYL
                               BRAUN                THERESA
    REGION CODE    ADDRESS   : 3829 MADONNA DRIVE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,692.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.03200
    ----------------------------------------------------------------
0   0031618200     MORTGAGORS: GEE                  EVERETT
                               GEE                  ROSEMARY
    REGION CODE    ADDRESS   : 607 EMERY LANE
        01         CITY      :    BLYTHEVILLE
                   STATE/ZIP : AR  72315
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,856.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,985.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031638612     MORTGAGORS: SWAN                 WILLIAM
                               SWAN                 LINDA
    REGION CODE    ADDRESS   : UNIT #6A, 15 LAFAYETTE COURT
        01         CITY      :    GREENWICH
                   STATE/ZIP : CT  06830
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,577.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 37.02500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,631,250.00
                               P & I AMT:     14,754.84
                               UPB AMT:   1,619,702.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031654114     MORTGAGORS: NAIR                 GOPINATHAN
                               NAIR                 VIMALA
    REGION CODE    ADDRESS   : 450 BRUSHSTROKE COURT
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30067
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    594,163.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,309.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 69.36400
    ----------------------------------------------------------------
0   0031654411     MORTGAGORS: ZARNEGAR             MANI
                               ZARNEGAR             JOSEPHINE
    REGION CODE    ADDRESS   : 27081 HIDDEN TRAIL ROAD
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.12500
    ----------------------------------------------------------------
0   0031664139     MORTGAGORS: CHISHOLM             DOUGAL
                               CHISHOLM             JANET
    REGION CODE    ADDRESS   : 4806-113TH AVENUE SOUTHEAST
        01         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98290
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,068.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,604.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031666555     MORTGAGORS: SULITEANU            DAVID
                               SULITEANU            JEAN
    REGION CODE    ADDRESS   : 1766 WEST PACES FERRY ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    797,448.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,134.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   015
    LTV :                 44.44400
    ----------------------------------------------------------------
0   0031670375     MORTGAGORS: ANGELES              REBECCA

    REGION CODE    ADDRESS   : 1447 KANTFIELD AVENUE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,698.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,354,500.00
                               P & I AMT:     21,030.73
                               UPB AMT:   2,344,379.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031670821     MORTGAGORS: RUBIN                JONATHAN
                               SCULLY               SHERI-LYN
    REGION CODE    ADDRESS   : 55 THANKFUL STOW ROAD
        01         CITY      :    GUILFORD
                   STATE/ZIP : CT  06437
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,963.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,079.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.76100
    ----------------------------------------------------------------
0   0031672025     MORTGAGORS: BURKE                JOAN

    REGION CODE    ADDRESS   : 10 APACHE TRAIL
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   487,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,294.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,452.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.85276
    ----------------------------------------------------------------
0   0031673973     MORTGAGORS: PAGE                 SCOTT
                               SULLIVAN             GAIL
    REGION CODE    ADDRESS   : 19 KIPLING ROAD
        01         CITY      :    WELLESLEY
                   STATE/ZIP : MA  02181
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,141.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.12200
    ----------------------------------------------------------------
0   0031677511     MORTGAGORS: HOGAN                DENNIS
                               FENNELL              MARY
    REGION CODE    ADDRESS   : 17 LAMSON ROAD
        01         CITY      :    BARRINGTON
                   STATE/ZIP : RI  02806
    MORTGAGE AMOUNT :   279,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,814.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,612.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 87.39000
    ----------------------------------------------------------------
0   0031690050     MORTGAGORS: ESHKAR               ADI

    REGION CODE    ADDRESS   : 15730 SHADY LANE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95032
    MORTGAGE AMOUNT :   870,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    867,343.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     8,003.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   015
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,252,450.00
                               P & I AMT:     20,639.45
                               UPB AMT:   2,244,557.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031690068     MORTGAGORS: DELGADO              RICHARD
                               DELGADO              SHIRLEY
    REGION CODE    ADDRESS   : 4698 SETTLES BRIDGE ROAD
        01         CITY      :    SUWANEE
                   STATE/ZIP : GA  30024
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,116.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,516.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.66600
    ----------------------------------------------------------------
0   0031690662     MORTGAGORS: GOTTFRIED            HUGH
                               GOTTFRIED            BRENDA
    REGION CODE    ADDRESS   : 2232 26TH STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   371,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,016.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,310.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.55000
    ----------------------------------------------------------------
0   0031693583     MORTGAGORS: MEREDITH             GLENN
                               CLARK                SUSAN
    REGION CODE    ADDRESS   : 6468 SOUTH WIND CIRCLE
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,062.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,622.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.89100
    ----------------------------------------------------------------
0   0031693633     MORTGAGORS: FLYNN                MICHAEL
                               FLYNN                JOYCE
    REGION CODE    ADDRESS   : 513 HILLS POINT ROAD
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : VT  05445
    MORTGAGE AMOUNT :   409,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,723.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,704.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.95700
    ----------------------------------------------------------------
0   0031695299     MORTGAGORS: BORN                 WENDY
                               BORN                 CHRISTOPHER
    REGION CODE    ADDRESS   : 1900 RITTENHOUSE SQUARE UNIT 17B
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19103
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,879.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 44.73600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,779,200.00
                               P & I AMT:     16,033.86
                               UPB AMT:   1,774,918.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031696271     MORTGAGORS: KRIEGISCH            GERALD
                               KRIEGRSCH            ILSE
    REGION CODE    ADDRESS   : 17215 SUPERIOR STREET
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,890.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,103.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 49.71400
    ----------------------------------------------------------------
0   0031696677     MORTGAGORS: MAGID                MORRIS
                               MAGID                CECILIA
    REGION CODE    ADDRESS   : 1054 SELBY AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90024
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,048.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,720.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 26.52100
    ----------------------------------------------------------------
0   0031697881     MORTGAGORS: CASEY                EAMON
                               CASEY                FIONA
    REGION CODE    ADDRESS   : 17 MADISON STREET
        01         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,915.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,032.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.62700
    ----------------------------------------------------------------
0   0031699143     MORTGAGORS: JANAK                STEPHEN
                               JANAK                LAUREE
    REGION CODE    ADDRESS   : 10761 INSPIRATION CIRCLE
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  94568
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,053.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,696.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.19700
    ----------------------------------------------------------------
0   0031701121     MORTGAGORS: MUSSOLINE            JOSEPH
                               MUSSOLINE            GAIL
    REGION CODE    ADDRESS   : 116 JEFFERSON AVENUE
        01         CITY      :    HADDONFIELD
                   STATE/ZIP : NJ  08033
    MORTGAGE AMOUNT :   402,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,074.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,505.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 78.90100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,695,400.00
                               P & I AMT:     15,057.93
                               UPB AMT:   1,688,982.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031703010     MORTGAGORS: GHURABI              WALID
                               GHURABI              HILDA
    REGION CODE    ADDRESS   : 4827 ONYX STREET
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,019.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,690.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.14600
    ----------------------------------------------------------------
0   0031706286     MORTGAGORS: GARCIA               MANUEL
                               GARCIA               MARIA
    REGION CODE    ADDRESS   : 3951 GULFSHORE BLVD #203
        01         CITY      :    NAPLES,
                   STATE/ZIP : FL  34103
    MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,289.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031706757     MORTGAGORS: GROVES               CHRISTOPHER
                               GROVES               MARTHA
    REGION CODE    ADDRESS   : 144 EAST STREET
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02420
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,611.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 49.72600
    ----------------------------------------------------------------
0   0031710221     MORTGAGORS: PARKER               CHARLES
                               PRYSTAS              ELIZABETH
    REGION CODE    ADDRESS   : 1662 EAST CONNECTICUT DR
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84103
    MORTGAGE AMOUNT :   800,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    797,476.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,190.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   015
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031711518     MORTGAGORS: PATEL                VISHNUKUMAR
                               PATEL                BHAGVATI
    REGION CODE    ADDRESS   : 419 ACRON DRIVE
        01         CITY      :    PARAMUS
                   STATE/ZIP : NJ  07652
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,492.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,893,250.00
                               P & I AMT:     17,042.35
                               UPB AMT:   1,887,396.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031711930     MORTGAGORS: DEMPSEY              ROBERT
                               DEMPSEY              DIANE
    REGION CODE    ADDRESS   : 3232 LAKE MENDOTA DR
        01         CITY      :    MADISON
                   STATE/ZIP : WI  53705
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,927.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,056.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 40.62100
    ----------------------------------------------------------------
0   0031712631     MORTGAGORS: MURPHY               EMMET
                               MURPHY               DIANA
    REGION CODE    ADDRESS   : 5600 BLACKBIRD AVENUE
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,851.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,333.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.83000
    ----------------------------------------------------------------
0   0031712979     MORTGAGORS: MURPHY               EMMET
                               MURPHY               DIANNA
    REGION CODE    ADDRESS   : 54871 RIVIERA DRIVE
        01         CITY      :    LA QUINTA
                   STATE/ZIP : CA  92253
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,181.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,419.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.38200
    ----------------------------------------------------------------
0   0031714454     MORTGAGORS: LIM                  CHARLES
                               LIM                  LILY
    REGION CODE    ADDRESS   : 15832 CASTLEWOODS DRIVE
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    518,323.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,601.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031714827     MORTGAGORS: PAPPAS               JOHN
                               PAPPAS               ALLISON
    REGION CODE    ADDRESS   : 315 GROSSE POINTE BLVD.
        01         CITY      :    GROSSE PTE FARMS
                   STATE/ZIP : MI  48236
    MORTGAGE AMOUNT :   318,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,815.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,910.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.90400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,811,800.00
                               P & I AMT:     16,320.31
                               UPB AMT:   1,806,100.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031716020     MORTGAGORS: GAUDET               CHARLES
                               WHELAN               CATHERINE
    REGION CODE    ADDRESS   : 660 MIDDLE STREET
        01         CITY      :    PORTSMOUTH
                   STATE/ZIP : NH  03801
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,983.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,739.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 78.98734
    ----------------------------------------------------------------
0   0031717473     MORTGAGORS: KINGTON              KIPP
                               KINGTON              MARILYN
    REGION CODE    ADDRESS   : 21722 BRANTA CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,846.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,839.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 79.51200
    ----------------------------------------------------------------
0   0031717721     MORTGAGORS: VANIK                CARROLL
                               VANIK                SUSAN
    REGION CODE    ADDRESS   : 668 NOD HILL ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,236.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031726110     MORTGAGORS: HAN                  KYUNG
                               HAN                  AE
    REGION CODE    ADDRESS   : 18200 SANDRINGHAM COURT
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   383,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,751.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,362.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 76.60000
    ----------------------------------------------------------------
0   0031726524     MORTGAGORS: HAMILTON             JEFFREY
                               HAMILTON             MARTHA
    REGION CODE    ADDRESS   : 2292 HOUSTON POINT DRIVE
        01         CITY      :    WHITEFISH
                   STATE/ZIP : MT  59937
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,116.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,516.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,551,000.00
                               P & I AMT:     13,758.40
                               UPB AMT:   1,544,934.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031730195     MORTGAGORS: MONDAY               DAVID
                               MONDAY               CAROL
    REGION CODE    ADDRESS   : 1215 GREY FOX RUN
        01         CITY      :    SAINT CHARLES
                   STATE/ZIP : MO  63304
    MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,450.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,988.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    ----------------------------------------------------------------
0   0031730955     MORTGAGORS: PESTRAK              GLENN
                               PESTRAK              CAROLYN
    REGION CODE    ADDRESS   : 3 KENSINGTON ESTATES
        01         CITY      :    LOCKPORT
                   STATE/ZIP : IL  60441
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,461.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,742.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 87.23400
    ----------------------------------------------------------------
0   0031731391     MORTGAGORS: BOWSHER              ROBERT
                               BOWSHER              SALLY
    REGION CODE    ADDRESS   : 45 MOUNTAIN BROOK DRIVE
        01         CITY      :    VESTAL
                   STATE/ZIP : NY  13850
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,246.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031732878     MORTGAGORS: WHITE                FREDERICK
                               WHITE                BRENDA
    REGION CODE    ADDRESS   : 4632 STONEVIEW
        01         CITY      :    WEST BLOOMFIELD
                   STATE/ZIP : MI  48322
    MORTGAGE AMOUNT :   241,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,211.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,225.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.68209
    ----------------------------------------------------------------
0   0031735053     MORTGAGORS: ZENLEA               STEVEN
                               ZENLEA               SARA
    REGION CODE    ADDRESS   : 3 SAW MILL POND ROAD
        01         CITY      :    SHARON
                   STATE/ZIP : MA  02067
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,200.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,401.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 73.72800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,489,450.00
                               P & I AMT:     13,585.48
                               UPB AMT:   1,483,570.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031735079     MORTGAGORS: NGUYEN               CHAU
                               PHUNG                HANH
    REGION CODE    ADDRESS   : 22039 EAST ARBOR DRIVE
        01         CITY      :    AURORA
                   STATE/ZIP : CO  80016
    MORTGAGE AMOUNT :   307,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,220.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,739.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.70300
    ----------------------------------------------------------------
0   0031735434     MORTGAGORS: FACKLER              NELSON
                               FACKLER              ANN
    REGION CODE    ADDRESS   : 210 W. SEMINARY AVENUE
        01         CITY      :    LUTHERVILLE
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,921.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031736275     MORTGAGORS: AUERBACH             CAROL

    REGION CODE    ADDRESS   : 7 LA BAIA ROAD
        01         CITY      :    LOVELADIES
                   STATE/ZIP : NJ  08008
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,599.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 45.45400
    ----------------------------------------------------------------
0   0031736291     MORTGAGORS: GERLER               NORMAN
                               GERLER               SHARON
    REGION CODE    ADDRESS   : 450 FAIRWAY DRIVE UNIT 739
        01         CITY      :    MAMMOTH LAKE
                   STATE/ZIP : CA  93546
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,977.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,912.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031739329     MORTGAGORS: VOGIS                VICTOR
                               VOGIS                MARGO
    REGION CODE    ADDRESS   : 32 CRESTWOOD ROAD
        01         CITY      :    NORTH READING
                   STATE/ZIP : MA  01864
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,073.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,738.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.96500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,751,200.00
                               P & I AMT:     15,911.36
                               UPB AMT:   1,748,271.92

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031741929     MORTGAGORS: MURPHY               GEORGE

    REGION CODE    ADDRESS   : 1870 ROCKY FORD ROAD
        01         CITY      :    POWHATAN
                   STATE/ZIP : VA  23139
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,013.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031742000     MORTGAGORS: REID                 ROBERT
                               REID                 LANDRUM
    REGION CODE    ADDRESS   : 414 HILLBROOK ROAD
        01         CITY      :    BRYN MAWR
                   STATE/ZIP : PA  19010
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,887.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.00000
    ----------------------------------------------------------------
0   0031746829     MORTGAGORS: MILLER               MICHAEL

    REGION CODE    ADDRESS   : 57 DEVONSHIRE WAY
        01         CITY      :    T/O HALFMOON, CLIFTON PAR
                   STATE/ZIP : NY  12065
    MORTGAGE AMOUNT :   287,920.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,021.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,608.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031747587     MORTGAGORS: GROSS                STEWART
                               GROSS                JODY
    REGION CODE    ADDRESS   : 2470 POINCIANA COURT
        01         CITY      :    WESTON
                   STATE/ZIP : FL  33327
    MORTGAGE AMOUNT :   503,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,595.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,487.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.90000
    ----------------------------------------------------------------
0   0031748387     MORTGAGORS: MIRANDA              CLAUDIO

    REGION CODE    ADDRESS   : 4205 GLENMUIR AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90065
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,228.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,158.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,133,120.00
                               P & I AMT:     19,155.42
                               UPB AMT:   2,129,844.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031748569     MORTGAGORS: CHU                  CHRISTOPHER
                               CHU                  ALICE
    REGION CODE    ADDRESS   : 16 SHORELINE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   240,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,824.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,129.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 31.04500
    ----------------------------------------------------------------
0   0031748635     MORTGAGORS: WEST                 TOBY

    REGION CODE    ADDRESS   : 52 26TH STREET
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30309
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,202.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.50500
    ----------------------------------------------------------------
0   0031749583     MORTGAGORS: OTT                  THOMAS
                               OTT                  MARY
    REGION CODE    ADDRESS   : 6411 STONEY HILL ROAD
        01         CITY      :    NEW HOPE
                   STATE/ZIP : PA  18938
    MORTGAGE AMOUNT :   435,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,001.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.28300
    ----------------------------------------------------------------
0   0031751902     MORTGAGORS: HEGARTY              MARY
                               KEITER               ROBERT
    REGION CODE    ADDRESS   : 12608 AMBER TERRACE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23233
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,408.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031752173     MORTGAGORS: HUNT                 LESLIE
                               HUNT                 LOUISE
    REGION CODE    ADDRESS   : 7535 CELATA COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,925.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,521,600.00
                               P & I AMT:     13,694.55
                               UPB AMT:   1,520,026.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031752249     MORTGAGORS: SMITH                WAYNE
                               SMITH                IRENE
    REGION CODE    ADDRESS   : 19618 PINE VALLEY WAY
        01         CITY      :    LOS ANGELES, NORTHRIDGE A
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,738.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.66900
    ----------------------------------------------------------------
0   0031754237     MORTGAGORS: MONTGOMERY           BRENT
                               DELGADO              ALICIA
    REGION CODE    ADDRESS   : 4715 EAST 6TH STREET
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,078.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,624.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031754716     MORTGAGORS: MAGEE                RUSS
                               MAGEE                ELAINE
    REGION CODE    ADDRESS   : 5782 SIERRA CASA ROAD
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92715
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,112.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,771.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.10600
    ----------------------------------------------------------------
0   0031755523     MORTGAGORS: HEARD                FRANK

    REGION CODE    ADDRESS   : 4250 NE 27TH AVE
        01         CITY      :    LIGHTHOUSE POINT
                   STATE/ZIP : FL  33064
    MORTGAGE AMOUNT :   576,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    568,975.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,177.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031755739     MORTGAGORS: MATHUR               STEVE
                               MATHUR               KIRTI
    REGION CODE    ADDRESS   : 1131 TROWBRIDGE WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,063.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 55.14700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,874,000.00
                               P & I AMT:     16,886.47
                               UPB AMT:   1,860,968.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031756224     MORTGAGORS: MANNING              CHRIS
                               MC NEILL-MANNING     MARGERIE
    REGION CODE    ADDRESS   : 2495 BAYSIDE PLACE
        01         CITY      :    ARROYO GRANDE
                   STATE/ZIP : CA  93420
    MORTGAGE AMOUNT :   273,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,936.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.78000
    ----------------------------------------------------------------
0   0031757032     MORTGAGORS: NEW                  DARREN
                               NEW                  WEN
    REGION CODE    ADDRESS   : 5390 CAMINITO EXQUISITO
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,259.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.54200
    ----------------------------------------------------------------
0   0031757099     MORTGAGORS: STORM                MARVIN
                               STORM                MARCIA
    REGION CODE    ADDRESS   : 341 CONSTANCE PLACE
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,208.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,823.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 50.00000
    ----------------------------------------------------------------
0   0031757107     MORTGAGORS: NAGLE                BRUCE
                               NAGLE                KATHLEEN
    REGION CODE    ADDRESS   : 13 ROXBURY COURT
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   532,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    527,538.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,861.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031757123     MORTGAGORS: SMORRA               PATRICK

    REGION CODE    ADDRESS   : 15 REGATTA WAY
        01         CITY      :    NAPA
                   STATE/ZIP : CA  94559
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,211.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,297.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.45700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,631,900.00
                               P & I AMT:     14,868.86
                               UPB AMT:   1,618,155.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031757271     MORTGAGORS: ROSENBERG            ALICIA

    REGION CODE    ADDRESS   : 1044 5TH STREET #202
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,974.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,876.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.04800
    ----------------------------------------------------------------
0   0031757297     MORTGAGORS: HARGREAVES           ELIZABETH

    REGION CODE    ADDRESS   : 325 CAMDEN PLACE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   595,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    591,355.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,473.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031757305     MORTGAGORS: GASZTONYI            FRANK
                               GASZTONYI            CYNTHIA
    REGION CODE    ADDRESS   : 4130 CHESTNUT AVE.
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90807
    MORTGAGE AMOUNT :   378,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,633.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,424.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.93800
    ----------------------------------------------------------------
0   0031757313     MORTGAGORS: AMIN                 AMIN
                               AMIN                 AFAF
    REGION CODE    ADDRESS   : 1963 STARVALE ROAD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   423,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,016.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,831.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.09300
    ----------------------------------------------------------------
0   0031757321     MORTGAGORS: WHITE                BRET
                               SAW                  SUAT
    REGION CODE    ADDRESS   : 1479 YUKON DRIVE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,315.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,529.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.47600
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,991,000.00
                               P & I AMT:     18,135.32
                               UPB AMT:   1,977,295.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031757354     MORTGAGORS: KLEIN                LORRIE

    REGION CODE    ADDRESS   : 33651 MARLINSPIKE DRIVE
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   388,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,961.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,573.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 76.93069
    ----------------------------------------------------------------
0   0031757909     MORTGAGORS: MC CULLOUGH          MICHAEL
                               MC CULLOUGH          VICTORIA
    REGION CODE    ADDRESS   : 1920 RAVISTA LANE
        01         CITY      :    LA CANADA FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,234.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,507.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 36.00000
    ----------------------------------------------------------------
0   0031757933     MORTGAGORS: TAN                  CISSY

    REGION CODE    ADDRESS   : 4672 SUN VALLEY ROAD
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   538,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    530,969.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,911.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.12000
    ----------------------------------------------------------------
0   0031757941     MORTGAGORS: WANG                 KUO-SHU
                               WANG                 KUO-HSU
    REGION CODE    ADDRESS   : 1083 FUCHSIA DRIVE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,433.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,309.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.29100
    ----------------------------------------------------------------
0   0031757966     MORTGAGORS: LI                   JEONG-TYNG
                               LI                   LIU
    REGION CODE    ADDRESS   : 11703 WESTSHORE COURT
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,799.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,851.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 46.96900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,768,500.00
                               P & I AMT:     16,154.18
                               UPB AMT:   1,752,397.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031757974     MORTGAGORS: MARK                 MICHAEL
                               MARK                 LOIS
    REGION CODE    ADDRESS   : 4982 FLAXTON TERRACE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,080.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 37.97400
    ----------------------------------------------------------------
0   0031757990     MORTGAGORS: SIMON                JOEL
                               PATTIZ               NANCY
    REGION CODE    ADDRESS   : 1315 NORTH WETHERLY DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90069
    MORTGAGE AMOUNT :   629,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    625,559.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,702.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.05800
    ----------------------------------------------------------------
0   0031758006     MORTGAGORS: YANG                 YONG-DA
                               SUN                  JING-HONG
    REGION CODE    ADDRESS   : 19766 DRAKE DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,326.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,619.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.51200
    ----------------------------------------------------------------
0   0031758022     MORTGAGORS: BURCHETT             THOMAS
                               BURCHETT             MICHON
    REGION CODE    ADDRESS   : 4 BARNEBURG
        01         CITY      :    DOVE CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   352,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,418.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,195.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.68400
    ----------------------------------------------------------------
0   0031758030     MORTGAGORS: AMIN                 AMIN
                               AMIN                 AFAF
    REGION CODE    ADDRESS   : 621 LIDO PARK DRIVE #B 2
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92663
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,090.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 58.09500
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,874,250.00
                               P & I AMT:     16,955.81
                               UPB AMT:   1,859,475.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031758097     MORTGAGORS: LIN                  DER-WAI
                               HSUE                 LIE-LONG
    REGION CODE    ADDRESS   : 868 SUNRISE DRIVE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,381.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,565.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.09800
    ----------------------------------------------------------------
0   0031758139     MORTGAGORS: LEE                  TAI
                               LEE                  CHIH
    REGION CODE    ADDRESS   : 1168 SCOTLAND DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,174.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,741.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.22200
    ----------------------------------------------------------------
0   0031758493     MORTGAGORS: MORINELLO            CARMEN
                               MORINELLO            SUSANNE
    REGION CODE    ADDRESS   : 201 SOUTH COUNTRY ROAD
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,423.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,010.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031759533     MORTGAGORS: KERSHAW              HOWARD
                               KERSHAW              ANN
    REGION CODE    ADDRESS   : 5 APPLEBLOSSOM LANE
        01         CITY      :    SOUTH EASTON
                   STATE/ZIP : MA  02375
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,751.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/08
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 68.85714
    ----------------------------------------------------------------
0   0031759749     MORTGAGORS: DUNIETZ              ISARD
                               DUNIETZ              ALEXANDRA
    REGION CODE    ADDRESS   : 9441 AVERS AVENUE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60203
    MORTGAGE AMOUNT :   442,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,103.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,977.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,000.00
                               P & I AMT:     15,045.72
                               UPB AMT:   1,593,084.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031761216     MORTGAGORS: NEWBALL              LEONARDO
                               NEWBALL              RUTH
    REGION CODE    ADDRESS   : 4 ROWANBERRY COURT
        01         CITY      :    WEST WINDSOR TOWNSHIP
                   STATE/ZIP : NJ  08550
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,246.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031761604     MORTGAGORS: LIU                  WEIPING
                               CHEN                 ZENGHONG
    REGION CODE    ADDRESS   : 8 HEATHER LANE
        01         CITY      :    HANOVER
                   STATE/ZIP : NH  03755
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,372.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.47368
    ----------------------------------------------------------------
0   0031762370     MORTGAGORS: LANDAU               DAVID
                               LANDAU               MINDY
    REGION CODE    ADDRESS   : 9020 MISTWOOD DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,113.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.54500
    ----------------------------------------------------------------
0   0031763477     MORTGAGORS: OSBORNE              WILLIAM
                               OSBORNE              DEBORAH
    REGION CODE    ADDRESS   : 8101 RAVELLO RIDGE COVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78735
    MORTGAGE AMOUNT :   649,999.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,999.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,751.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.14800
    ----------------------------------------------------------------
0   0031766348     MORTGAGORS: ABREA                MAX
                               ABREA                NOLITA
    REGION CODE    ADDRESS   : 409 WEST WELS STREET,
        01         CITY      :    SAN GABRIEL,
                   STATE/ZIP : CA  91776
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,227.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.25000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,710,999.00
                               P & I AMT:     15,355.18
                               UPB AMT:   1,706,586.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031767619     MORTGAGORS: SENARATNE            GIYAN
                               CRANSTON             RUTH
    REGION CODE    ADDRESS   : 853 EL PINTADO
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,972.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031768195     MORTGAGORS: CULLINANE            CHRIS
                               CULLINANE            JANE
    REGION CODE    ADDRESS   : 58 ANSON ROAD
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,362.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 73.55371
    ----------------------------------------------------------------
0   0031769953     MORTGAGORS: TASSVIRI             ALAN
                               TASSVIRI             FARIDEH
    REGION CODE    ADDRESS   : 7240 RUE MICHAEL
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,745.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.54545
    ----------------------------------------------------------------
0   0031770332     MORTGAGORS: DANGTRAN             QUANG
                               DANGTRAN             ANHLE
    REGION CODE    ADDRESS   : 3307 PALANTINO WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,129.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,434.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.66666
    ----------------------------------------------------------------
0   0031770621     MORTGAGORS: MAZAREI              ALI
                               ASHOURI              MINOO
    REGION CODE    ADDRESS   : 19357 LEMMER DRIVE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,595.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,231.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.71400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,732,000.00
                               P & I AMT:     15,492.78
                               UPB AMT:   1,728,696.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031771405     MORTGAGORS: LACY                 CRAIG
                               LACY                 MARGARET
    REGION CODE    ADDRESS   : 17 BLODGETT AVENUE
        01         CITY      :    CLARENDON HILLS
                   STATE/ZIP : IL  60514
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,106.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 47.86300
    ----------------------------------------------------------------
0   0031772437     MORTGAGORS: ARNOLD               FREDERICK
                               ARNOLD               CASWELL
    REGION CODE    ADDRESS   : 6001 FORDLAND DRIVE
        01         CITY      :    RALEIGH
                   STATE/ZIP : NC  27606
    MORTGAGE AMOUNT :   298,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,416.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,599.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 77.70800
    ----------------------------------------------------------------
0   0031773872     MORTGAGORS: PREUSS               AMOS
                               PREUSS               LORIT
    REGION CODE    ADDRESS   : 4166 LANAI ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   273,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,637.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.77700
    ----------------------------------------------------------------
0   0031774227     MORTGAGORS: OURSHALIMI           RAHMATOLLAH
                               OURSHALIMI           NAHID
    REGION CODE    ADDRESS   : 18015 LAKE ENCINO DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91316
    MORTGAGE AMOUNT :   406,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,458.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,677.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.66600
    ----------------------------------------------------------------
0   0031774565     MORTGAGORS: TRAN                 CHRISTINE

    REGION CODE    ADDRESS   : 1799 CLOVERMEADOW DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,646.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,160.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 59.92700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,617,900.00
                               P & I AMT:     14,393.32
                               UPB AMT:   1,610,266.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031774573     MORTGAGORS: VAZQUEZ              OMAR
                               CEBALLOS             HAYDEE
    REGION CODE    ADDRESS   : 7211 SW 100 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,315.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,529.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 52.38000
    ----------------------------------------------------------------
0   0031774581     MORTGAGORS: LUNSFORD             ROBERT
                               LUNSFORD             PAMELA
    REGION CODE    ADDRESS   : 3424 FOREST WOOD DRIVE
        01         CITY      :    BROOKEVILLE
                   STATE/ZIP : MD  20833
    MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,125.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,424.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031776008     MORTGAGORS: BERNAL               RICHARD
                               BERNAL               CARLA
    REGION CODE    ADDRESS   : 5310 AREZZO DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   483,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    481,525.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,443.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.78700
    ----------------------------------------------------------------
0   0031776958     MORTGAGORS: WISNIEWSKI           BRIAN
                               WISNIEWSKI           MARCELYN
    REGION CODE    ADDRESS   : 1217 AVENIDA ELISA
        01         CITY      :    EL CAJON
                   STATE/ZIP : CA  92019
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,282.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.42857
    ----------------------------------------------------------------
0   0031777816     MORTGAGORS: CIANCIMINO           JAMES

    REGION CODE    ADDRESS   : 1486 VISTA CLARIDAD
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   249,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,886.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,207.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 41.58300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,523,100.00
                               P & I AMT:     13,887.59
                               UPB AMT:   1,515,852.76

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778186     MORTGAGORS: BROSNAN              JUDITH

    REGION CODE    ADDRESS   : 2318 JANET DRIVE
        01         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,825.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,032.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 71.57800
    ----------------------------------------------------------------
0   0031778236     MORTGAGORS: PETERSON             CRAIG
                               PETERSON             SUSAN
    REGION CODE    ADDRESS   : 1829 ROYAL HARBOR DRIVE
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37922
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,279.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,399.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.82100
    ----------------------------------------------------------------
0   0031778251     MORTGAGORS: JOHNSON              BRIAN
                               JOHNSON              ERIKA
    REGION CODE    ADDRESS   : 11415 BLAIR ROAD
        01         CITY      :    APISON
                   STATE/ZIP : TN  37302
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,091.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,563.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.19700
    ----------------------------------------------------------------
0   0031778509     MORTGAGORS: JIANG                FENG
                               FENG                 JUN
    REGION CODE    ADDRESS   : 12787 THACKER HILL COURT
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,496.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,390.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031778582     MORTGAGORS: MILLS                CURTIS
                               MILLS                MARIA
    REGION CODE    ADDRESS   : 22 RUSTIC DRIVE
        01         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,341.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,400.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.40700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,400.00
                               P & I AMT:     12,785.90
                               UPB AMT:   1,432,032.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031778624     MORTGAGORS: SCHMITT              CONRAD
                               SCHMITT              JUDITH
    REGION CODE    ADDRESS   : 5117 HEATHER COURT
        01         CITY      :    FLOWER MOUND
                   STATE/ZIP : TX  75028
    MORTGAGE AMOUNT :   367,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,246.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,227.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 70.02800
    ----------------------------------------------------------------
0   0031780315     MORTGAGORS: CHANG                FARLAND
                               CHU                  EVANGELINE
    REGION CODE    ADDRESS   : 48 CORAL LAKE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,364.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,033.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031780364     MORTGAGORS: O LEARY              KIERAN
                               O LEARY              DONNA
    REGION CODE    ADDRESS   : 1464 6TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,509.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,244.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.53800
    ----------------------------------------------------------------
0   0031780380     MORTGAGORS: KHALIDI              BAKHER

    REGION CODE    ADDRESS   : 11 RHODE ISLAND
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92714
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,133.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,651.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.50100
    ----------------------------------------------------------------
0   0031780489     MORTGAGORS: TAYLOR               WILLIAM
                               TAYLOR               CAROLYN
    REGION CODE    ADDRESS   : 2145 LA AMATISTA ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   394,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,030.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,573.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.08100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,859,650.00
                               P & I AMT:     16,731.37
                               UPB AMT:   1,849,283.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780547     MORTGAGORS: SWAN                 RICHARD
                               GOLDMAN              JUDITH
    REGION CODE    ADDRESS   : 366 XIMENO AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90814
    MORTGAGE AMOUNT :   288,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,579.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,573.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.22100
    ----------------------------------------------------------------
0   0031780588     MORTGAGORS: TISOVIC              FREDERICK

    REGION CODE    ADDRESS   : 26070 BATES PLACE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,091.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 71.25000
    ----------------------------------------------------------------
0   0031780620     MORTGAGORS: SHETH                SHAMIR
                               SHETH                AUDREY
    REGION CODE    ADDRESS   : 9602 MONACO DRIVE
        01         CITY      :    CYPRESS
                   STATE/ZIP : CA  90630
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,721.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,297.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031780661     MORTGAGORS: HENJYOJI             EDWARD
                               HENJYOJI             PATRICIA
    REGION CODE    ADDRESS   : 1343 CAMINO MAGENTA
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   274,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,334.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.84000
    ----------------------------------------------------------------
0   0031780711     MORTGAGORS: TOGAWA               GLENN

    REGION CODE    ADDRESS   : 3811 GLENRIDGE DRIVE
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91423
    MORTGAGE AMOUNT :   379,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,652.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,459.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 58.30700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,590,700.00
                               P & I AMT:     14,336.37
                               UPB AMT:   1,583,380.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031780836     MORTGAGORS: RICHARDSON           JAMES

    REGION CODE    ADDRESS   : 878 WHITE PINE COURT
        01         CITY      :    AGOURA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,789.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.18300
    ----------------------------------------------------------------
0   0031781362     MORTGAGORS: MEAD                 DONALD
                               MEAD                 BARBARA
    REGION CODE    ADDRESS   : 4140 ADAMS STREET
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,073.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,738.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781396     MORTGAGORS: CLISBY               GARY
                               CLISBY               ANNEMARIE
    REGION CODE    ADDRESS   : 880 CORNISH DRIVE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,845.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,538.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.10200
    ----------------------------------------------------------------
0   0031781420     MORTGAGORS: AGRAWAL              SHEKHAR
                               AGRAWAL              PUSHPA
    REGION CODE    ADDRESS   : 1919 NOTTINGHAM PLACE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   334,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,260.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,982.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031781487     MORTGAGORS: LUNDT                JUDD
                               MONTAGUE             SUSAN
    REGION CODE    ADDRESS   : 1244 19TH STREET
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,466.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.06400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,400.00
                               P & I AMT:     13,045.48
                               UPB AMT:   1,436,435.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031781545     MORTGAGORS: GOINES               MICHAEL
                               GOINES               VALERIE
    REGION CODE    ADDRESS   : 1533 FERNSIDE STREET
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,354.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,336.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.09000
    ----------------------------------------------------------------
0   0031781958     MORTGAGORS: GILMORE              WARREN
                               GILMORE              MELLAURIE
    REGION CODE    ADDRESS   : 23831 PEBBLE BEACH PLACE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   412,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,226.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,765.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031782360     MORTGAGORS: PARK                 EUI
                               PARK                 UN
    REGION CODE    ADDRESS   : 7 LEEWARD COURT,
        01         CITY      :    GREENSBORO,
                   STATE/ZIP : NC  27455
    MORTGAGE AMOUNT :   284,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,000.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,500.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031782378     MORTGAGORS: CECIL                ALLEN
                               CECIL                SHEILA
    REGION CODE    ADDRESS   : 5107 WOODFIELD LN,
        01         CITY      :    KNIGHTDALE,
                   STATE/ZIP : NC  27545
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,111.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,583.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031782386     MORTGAGORS: SHEN                 PO-TUNG
                               SHEN                 CHIU-LING
    REGION CODE    ADDRESS   : 4 CREIGHTON DR,
        01         CITY      :    LIVINGSTON,
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,089.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,799.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,558,300.00
                               P & I AMT:     13,986.01
                               UPB AMT:   1,547,782.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031782881     MORTGAGORS: HENRIKSEN            JAMES
                               HENRIKSEN            JUDITH
    REGION CODE    ADDRESS   : 151 QUAKER LANE N
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22304
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,100.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.33900
    ----------------------------------------------------------------
0   0031783467     MORTGAGORS: KIMBALL              MICHAEL
                               KIMBALL              ELIZABETH
    REGION CODE    ADDRESS   : 3272 LOWER RIDGE ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,590.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 54.12800
    ----------------------------------------------------------------
0   0031784010     MORTGAGORS: FARNER               MARK

    REGION CODE    ADDRESS   : 232 FOX CHAPEL LANE
        01         CITY      :    CHESTERFIELD
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,042.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.20000
    ----------------------------------------------------------------
0   0031784028     MORTGAGORS: MCDONALD             ROBERT

    REGION CODE    ADDRESS   : 1095 AMITO AVENUE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94705
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,135.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,556.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 46.66600
    ----------------------------------------------------------------
0   0031784903     MORTGAGORS: DYER                 ROBERT
                               DYER                 CHRISTINA
    REGION CODE    ADDRESS   : 4824 N. TAYLOR RD.
        01         CITY      :    MCALLEN
                   STATE/ZIP : TX  78504
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,091.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,588.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.47400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,454,000.00
                               P & I AMT:     13,025.46
                               UPB AMT:   1,449,370.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031787641     MORTGAGORS: COWAN                WILLIAM
                               COWAN                GRACE
    REGION CODE    ADDRESS   : 812 SOUTH CRESCENT AVENUE
        01         CITY      :    PARK RIDGE
                   STATE/ZIP : IL  60068
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,177.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,588.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031787674     MORTGAGORS: STEINKEN             RICHARD
                               STEINKEN             THERESE
    REGION CODE    ADDRESS   : 900 CHESTNUT AVENUE
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,107.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,392.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.72000
    ----------------------------------------------------------------
0   0031789878     MORTGAGORS: REILLY               JOHN
                               REILLY               CLAUDIA
    REGION CODE    ADDRESS   : 15021 ANILLO WAY
        01         CITY      :    RANCHO MURIETA
                   STATE/ZIP : CA  95683
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,110.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,581.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.26400
    ----------------------------------------------------------------
0   0031791627     MORTGAGORS: NGUYEN               CUNG
                               NGUYEN               TRA
    REGION CODE    ADDRESS   : 20530 VIA TARARA
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,645.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 72.04800
    ----------------------------------------------------------------
0   0031791981     MORTGAGORS: WHITE                JAMES
                               WHITE                VIVIAN
    REGION CODE    ADDRESS   : 7538 AARON PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95139
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,502.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 70.37000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,757,000.00
                               P & I AMT:     15,711.38
                               UPB AMT:   1,752,395.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031792344     MORTGAGORS: BOESCH               WALTER
                               BOESCH               ROBERTA
    REGION CODE    ADDRESS   : 134 PITMAN DOWNER ROAD
        01         CITY      :    SEWELL
                   STATE/ZIP : NJ  08080
    MORTGAGE AMOUNT :   378,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,836.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,427.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.76900
    ----------------------------------------------------------------
0   0031793680     MORTGAGORS: NGUYEN               THIEN
                               LE                   DUC
    REGION CODE    ADDRESS   : 1753 FUMIA COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   279,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,508.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.99500
    ----------------------------------------------------------------
0   0031793748     MORTGAGORS: PYNE                 KEVIN
                               PYNE                 CAROLINE
    REGION CODE    ADDRESS   : 4545 LYME BAY
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93035
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,892.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,989.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.83000
    ----------------------------------------------------------------
0   0031793763     MORTGAGORS: OFFEREINS            EVERT
                               OFFEREINS            MICHELE
    REGION CODE    ADDRESS   : 665 COLLEEN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,084.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,559.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.72000
    ----------------------------------------------------------------
0   0031793896     MORTGAGORS: KROLOSKY             JEFFREY
                               KROLOSKY             KAREN
    REGION CODE    ADDRESS   : 398 NORTH CLARIDGE DRIVE
        01         CITY      :    ORANGE,
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,103.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.78400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,552,800.00
                               P & I AMT:     13,928.45
                               UPB AMT:   1,543,425.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031794373     MORTGAGORS: IMP                  RAYMOND
                               IMP                  BARBARA
    REGION CODE    ADDRESS   : 12 DAYLILY DRIVE
        01         CITY      :    MT. LAUREL
                   STATE/ZIP : NJ  08054
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,197.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 79.88100
    ----------------------------------------------------------------
0   0031794506     MORTGAGORS: FISHER               MARK

    REGION CODE    ADDRESS   : 14 MENDEL COURT
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92715
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,779.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.96200
    ----------------------------------------------------------------
0   0031794555     MORTGAGORS: LUGO                 NOBEL
                               LUGO                 JEANINE
    REGION CODE    ADDRESS   : 7805 WENDY RIDGE LANE
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   235,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,993.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.21300
    ----------------------------------------------------------------
0   0031794589     MORTGAGORS: JACOBS               ARTHUR
                               JACOBS               KATHRYN
    REGION CODE    ADDRESS   : 6320 WATERFORD DRIVE
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   447,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,554.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,222.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/08
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 53.89100
    ----------------------------------------------------------------
0   0031794597     MORTGAGORS: ANDREZIK             JOSEPH
                               ANDREZIK             CHARLOTTE
    REGION CODE    ADDRESS   : 424 NW 16TH STREET
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73103
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,214.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,681.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.93300
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,530,400.00
                               P & I AMT:     14,829.38
                               UPB AMT:   1,509,739.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031794621     MORTGAGORS: LOCKIN               DAVID
                               LOCKIN               JENNIFER
    REGION CODE    ADDRESS   : 4277 LOUIS ROAD
        01         CITY      :    LILBURN
                   STATE/ZIP : GA  30047
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,381.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,471.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.38800
    ----------------------------------------------------------------
0   0031794647     MORTGAGORS: REINDL               JOHN
                               REINDL               JEAN
    REGION CODE    ADDRESS   : 9600 WHITEGATE LANE
        01         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45243
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,574.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,219.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.58500
    ----------------------------------------------------------------
0   0031794712     MORTGAGORS: LEE                  CHOK-KAU
                               LEE                  VIOLA
    REGION CODE    ADDRESS   : 222 SOUTH LE DOUX ROAD
        01         CITY      :    BEVELRY HILLS
                   STATE/ZIP : CA  90211
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,843.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,925.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.55100
    ----------------------------------------------------------------
0   0031795511     MORTGAGORS: GIVENS               CAROLYN
                               GARGAN               MIKE
    REGION CODE    ADDRESS   : 4108 WINDWARD COURT
        01         CITY      :    BYRON
                   STATE/ZIP : CA  94514
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,638.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.22330
    ----------------------------------------------------------------
0   0031795875     MORTGAGORS: WELBY                ROBERT
                               WELBY                JALEH
    REGION CODE    ADDRESS   : 1060 RENEE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,043.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,884.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.62200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,677,000.00
                               P & I AMT:     15,140.23
                               UPB AMT:   1,666,842.77

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031795883     MORTGAGORS: SILBERMAN            DAVID
                               SILBERMAN            SUSAN
    REGION CODE    ADDRESS   : 6 CYR CIRCLE
        01         CITY      :    ANDOVER
                   STATE/ZIP : MA  01810
    MORTGAGE AMOUNT :   311,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,809.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,760.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.99400
    ----------------------------------------------------------------
0   0031795891     MORTGAGORS: YANG                 YUN-YEN
                               YANG                 JEAN-WEN
    REGION CODE    ADDRESS   : 6486 MOJAVE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,985.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,943.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.42800
    ----------------------------------------------------------------
0   0031795909     MORTGAGORS: LANDISMAN            ANDREW
                               LANDISMAN            YUKIE
    REGION CODE    ADDRESS   : 27046 SPRING CREEK ROAD
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,059.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.70700
    ----------------------------------------------------------------
0   0031795917     MORTGAGORS: ABOVSKY              GRIGORY
                               ABOVSKY              LILIAN
    REGION CODE    ADDRESS   : 35 BROADMOOR DRIVE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   391,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,779.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,541.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 51.24500
    ----------------------------------------------------------------
0   0031795925     MORTGAGORS: SHAHANDEH            REZA
                               SHAHANDEH            LOUANNE
    REGION CODE    ADDRESS   : 1249 BARCLAY COURT
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   301,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,638.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,689.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.46900
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,582,500.00
                               P & I AMT:     14,209.68
                               UPB AMT:   1,562,272.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031795941     MORTGAGORS: BRITZ                RONALD
                               BRITZ                JANETTE
    REGION CODE    ADDRESS   : 41 PRESIDIO DRIVE
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   344,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,071.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,094.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    ----------------------------------------------------------------
0   0031795958     MORTGAGORS: IGEL                 THOMAS

    REGION CODE    ADDRESS   : 5404 HIGHWOOD DRIVE WEST
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55436
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,196.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.17400
    ----------------------------------------------------------------
0   0031795982     MORTGAGORS: SNODGRASS            EARL
                               SNODGRASS            ANNE
    REGION CODE    ADDRESS   : 13190 E. CAMINO LA CEBADILLA
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85749
    MORTGAGE AMOUNT :   354,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,976.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.99400
    ----------------------------------------------------------------
0   0031796014     MORTGAGORS: HARRINGTON           DEIDRE

    REGION CODE    ADDRESS   : 31 BAILEY DRIVE
        01         CITY      :    WASHINGTON CROSSING
                   STATE/ZIP : PA  18977
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,984.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,916.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.96100
    ----------------------------------------------------------------
0   0031796030     MORTGAGORS: MOK                  OSA
                               MOK                  FEN
    REGION CODE    ADDRESS   : 22321 KENDLE STREET
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   343,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,852.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,107.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 48.79000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,648,600.00
                               P & I AMT:     14,864.68
                               UPB AMT:   1,637,081.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796055     MORTGAGORS: MARINO               JOSEPH
                               MARINO               AMY
    REGION CODE    ADDRESS   : 20 HEADWATERS LANE
        01         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,367.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,739.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796063     MORTGAGORS: COLGROVE             ROBERT
                               COLGROVE             CLAUDIA
    REGION CODE    ADDRESS   : 5120 SAPPHIRE DRIVE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    434,594.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,858.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796089     MORTGAGORS: THOMPSON             J
                               THOMPSON             KAREN
    REGION CODE    ADDRESS   : 12115 CORAL DAWN ROAD N.E.
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,614.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,704.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031796097     MORTGAGORS: SMITH                ROBERT
                               SMITH                CYNTHIA
    REGION CODE    ADDRESS   : 6012 N LA QUINTA CIRCLE
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73003
    MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,313.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,343.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031796105     MORTGAGORS: LAURIS               ELIAHU
                               LAURIS               INNA
    REGION CODE    ADDRESS   : 1045 GARDENIA WAY
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94086
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,032.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,853.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 57.79800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,731,350.00
                               P & I AMT:     15,498.84
                               UPB AMT:   1,720,921.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796113     MORTGAGORS: DOUNG                BICH
                               TRAN                 DAT
    REGION CODE    ADDRESS   : 1195 CASTLE LAKE DRIVE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,387.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,468.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 54.05400
    ----------------------------------------------------------------
0   0031796147     MORTGAGORS: LEITNER              HORST
                               LEITNER              HELENA
    REGION CODE    ADDRESS   : 429 ASTER STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,696.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,332.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 42.14400
    ----------------------------------------------------------------
0   0031796162     MORTGAGORS: SHIH                 ALAN
                               SHIH                 MAGGIE
    REGION CODE    ADDRESS   : 16 LARKFIELD LANE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,673.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,849.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.30000
    ----------------------------------------------------------------
0   0031796170     MORTGAGORS: DUONG                ANDRE

    REGION CODE    ADDRESS   : 2470 IRVINE COVE CREST
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   563,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    561,184.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,982.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 56.58200
    ----------------------------------------------------------------
0   0031796188     MORTGAGORS: GARCIA               JOSE
                               GARCIA               MARY
    REGION CODE    ADDRESS   : 3978 EAST AVENUE
        01         CITY      :    HAYWARD
                   STATE/ZIP : CA  94542
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,179.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,336.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,885,500.00
                               P & I AMT:     16,970.20
                               UPB AMT:   1,876,122.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031796196     MORTGAGORS: SLUGA                DANIEL
                               BREWER               SHELLEY
    REGION CODE    ADDRESS   : 21741 ALCAZAR AVENUE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,976.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,971.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 64.95000
    ----------------------------------------------------------------
0   0031796204     MORTGAGORS: RAHIMIAN             KEYVAN
                               RAHIMIAN             MAHSHID
    REGION CODE    ADDRESS   : 12608 WEST SUNSET BLVD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    411,682.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,683.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0031796238     MORTGAGORS: PHILIPP              PAUL
                               PHILIPP              LINA
    REGION CODE    ADDRESS   : 4265 DAUNTLESS DRIVE
        01         CITY      :    RANCHOS PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,878.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,079.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.75200
    ----------------------------------------------------------------
0   0031796253     MORTGAGORS: MANNINO              FRANK
                               ANASTASIOW           REBECCA
    REGION CODE    ADDRESS   : 26514 VIA MARQUETTE
        01         CITY      :    LOMITA
                   STATE/ZIP : CA  90717
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,512.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031797780     MORTGAGORS: HEMINGWAY            STEVEN
                               HEMINGWAY            ALLISON
    REGION CODE    ADDRESS   : 259 BEVERLY ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30309
    MORTGAGE AMOUNT :   313,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,516.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,753.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,681,000.00
                               P & I AMT:     14,970.30
                               UPB AMT:   1,673,566.11

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031798424     MORTGAGORS: BLUE                 KENNETH
                               BLUE                 DEBRA
    REGION CODE    ADDRESS   : 5875 CRANBERRY ROAD
        01         CITY      :    LAKE GENEVA,
                   STATE/ZIP : WI  53147
    MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,443.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,615.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.87800
    ----------------------------------------------------------------
0   0031798440     MORTGAGORS: WATTS                LARRY
                               WATTS                MARGARET
    REGION CODE    ADDRESS   : 12225 E GOLD DUST DR
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85749
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,943.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,255.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.23500
    ----------------------------------------------------------------
0   0031798499     MORTGAGORS: WEBB                 GRANT
                               BELL                 ELAINE
    REGION CODE    ADDRESS   : 15901 RIVERPOINTE DRIVE
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28278
    MORTGAGE AMOUNT :   371,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,849.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,285.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031798564     MORTGAGORS: WILLIAMS             JAMES
                               WILLIAMS             SHARON
    REGION CODE    ADDRESS   : 2000 ALASKAN WAY # 356
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98121
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,726.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,432.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031798572     MORTGAGORS: SAVAGE               JOSEPH
                               JONES-SAVAGE         KAREN
    REGION CODE    ADDRESS   : 4116 205TH AVENUE S.E.
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,391.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,344.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,764,250.00
                               P & I AMT:     15,932.86
                               UPB AMT:   1,738,354.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031798622     MORTGAGORS: DEWITTE              MARILYN

    REGION CODE    ADDRESS   : 10225 NE 62ND STREET
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   427,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    423,998.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,966.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 35.65800
    ----------------------------------------------------------------
0   0031798630     MORTGAGORS: TAXMAN               JEFFREY
                               MORENO-TAXMAN        KARINE
    REGION CODE    ADDRESS   : 8760 N. RANGE LINE ROAD,
        01         CITY      :    RIVER HILLS,
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,732.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,876.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031798648     MORTGAGORS: ALLAN                D
                               ALLAN                NATALIE
    REGION CODE    ADDRESS   : 21 FOREST RIDGE
        01         CITY      :    SPRINGFEILD
                   STATE/ZIP : IL  62707
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,880.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,011.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 57.26495
    ----------------------------------------------------------------
0   0031798655     MORTGAGORS: LERWICK              STUART
                               LERWICK              CLAUDIA
    REGION CODE    ADDRESS   : 425 86TH AVE NE
        01         CITY      :    MEDINA
                   STATE/ZIP : WA  98039
    MORTGAGE AMOUNT :   578,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    572,614.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,276.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.16400
    ----------------------------------------------------------------
0   0031798671     MORTGAGORS: PERSON               RICHARD

    REGION CODE    ADDRESS   : 20 FRUIT STREET
        01         CITY      :    NEWBURYPORT
                   STATE/ZIP : MA  01950
    MORTGAGE AMOUNT :   331,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,491.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,073.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,992,400.00
                               P & I AMT:     18,203.41
                               UPB AMT:   1,976,717.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031798697     MORTGAGORS: NESTORA              ANTHONY
                               NESTORA              JUDY
    REGION CODE    ADDRESS   : 13 GLEN HILL ROAD
        01         CITY      :    REDDING
                   STATE/ZIP : CT  06896
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,843.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,897.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 68.32200
    ----------------------------------------------------------------
0   0031798713     MORTGAGORS: BRENEMAN             LARRY

    REGION CODE    ADDRESS   : 4010 LAKE POINT ROAD
        01         CITY      :    CHAMPAIGN
                   STATE/ZIP : IL  61821
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,067.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,756.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.64800
    ----------------------------------------------------------------
0   0031798739     MORTGAGORS: HILL                 RICHARD

    REGION CODE    ADDRESS   : 529 TYSON ROAD
        01         CITY      :    HOPE HULL
                   STATE/ZIP : AL  36043
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,291.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031798747     MORTGAGORS: GADHOKE              ARUN
                               GADHOKE              DEEPIKA
    REGION CODE    ADDRESS   : 3680 NASSAU DR
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,762.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,606.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.04700
    ----------------------------------------------------------------
0   0031798754     MORTGAGORS: ISRAEL               ROBERT
                               ISRAEL               DALE
    REGION CODE    ADDRESS   : 115 RED BIRD COURT
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,176.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.97200
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,477,000.00
                               P & I AMT:     13,229.45
                               UPB AMT:   1,468,141.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031798762     MORTGAGORS: BARKMEIER            JERALD
                               BARKMEIER            LYNNE
    REGION CODE    ADDRESS   : 45 ORCHARD LANE
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62707
    MORTGAGE AMOUNT :   409,507.00  OPTION TO CONVERT :
    UNPAID BALANCE :    406,858.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,623.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 62.52000
    ----------------------------------------------------------------
0   0031798770     MORTGAGORS: LOGAN                MICHEAL
                               LOGAN                VICKI
    REGION CODE    ADDRESS   : 15065 WESTOVER ROAD
        01         CITY      :    ELM GROVE
                   STATE/ZIP : WI  53122
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,090.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,703.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.65217
    ----------------------------------------------------------------
0   0031798788     MORTGAGORS: COBB                 MARY
                               COBB                 TIM
    REGION CODE    ADDRESS   : 1304 MESA AVE
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80906
    MORTGAGE AMOUNT :   358,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,156.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,147.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 42.17600
    ----------------------------------------------------------------
0   0031798804     MORTGAGORS: GESSULA              LEON
                               KRUPP                KENNETH
    REGION CODE    ADDRESS   : 2849 WEST VIEWMONT WAY WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98199
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,309.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,445.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0031798812     MORTGAGORS: HOESCHEN             WAYNE
                               HOESCHEN             DIANNE
    REGION CODE    ADDRESS   : 4465 HARBOR PLACE DRIVE
        01         CITY      :    SHOREVIEW
                   STATE/ZIP : MN  55126
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,551.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,529.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.75000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,950,007.00
                               P & I AMT:     17,449.45
                               UPB AMT:   1,936,968.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031798820     MORTGAGORS: SWASAND              CARY
                               SWASAND              DIAN
    REGION CODE    ADDRESS   : 9634 SE 16TH STREET
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98004
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,974.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,933.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 26.00000
    ----------------------------------------------------------------
0   0031798838     MORTGAGORS: PERGAMENT            STUART
                               PERGAMENT            LORINE
    REGION CODE    ADDRESS   : 5370 27TH STREET N W
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   343,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,782.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,035.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.22200
    ----------------------------------------------------------------
0   0031799430     MORTGAGORS: KONEY                ROBERT
                               KONEY                KELLY
    REGION CODE    ADDRESS   : 2878 TORRINGTON ROAD
        01         CITY      :    SHAKER HEIGHTS
                   STATE/ZIP : OH  44122
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,377.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0031799497     MORTGAGORS: PHILLIPS             KIMBERLY
                               PHILLIPS             DENNIS
    REGION CODE    ADDRESS   : 9967 EAST IDA AVENUE
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,160.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,390.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.00000
    ----------------------------------------------------------------
0   0031799570     MORTGAGORS: HULSE                RICHARD
                               HULSE                GAIL
    REGION CODE    ADDRESS   : 9359 NORTH HAMLIN AVENUE
        01         CITY      :    EVANSTON
                   STATE/ZIP : IL  60203
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,958.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 56.41000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,832,000.00
                               P & I AMT:     16,426.00
                               UPB AMT:   1,822,253.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031799588     MORTGAGORS: MOORE                CLAUDE
                               MOORE                NANCY
    REGION CODE    ADDRESS   : 5801 EAST VIA LOS CABALLOS,
        01         CITY      :    PARADISE VALLEY,
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   649,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,434.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,883.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.41100
    ----------------------------------------------------------------
0   0031799596     MORTGAGORS: DIX                  KEVIN

    REGION CODE    ADDRESS   : 2246 EAST STATE AVENUE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85020
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,266.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,462.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.06600
    ----------------------------------------------------------------
0   0031799604     MORTGAGORS: BARRETO              EGEU
                               BARRETO              PHYLLIS
    REGION CODE    ADDRESS   : 3240 EAST STANFORD DRIVE
        01         CITY      :    PARADISE VALLEY,
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   506,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    503,148.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,657.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031799612     MORTGAGORS: GALLIETT             DAVID
                               GALLIETT             DIANE
    REGION CODE    ADDRESS   :  13215 NORTHEAST 93RD STREET
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98052
    MORTGAGE AMOUNT :   244,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,952.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.46000
    ----------------------------------------------------------------
0   0031799638     MORTGAGORS: STEVENSON            PETER
                               STEVENSON            CYNTHIA
    REGION CODE    ADDRESS   : 2890 ISLAND DRIVE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80301
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,060.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 47.02194
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,974,250.00
                               P & I AMT:     17,855.64
                               UPB AMT:   1,961,861.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031799646     MORTGAGORS: GARBER               JEFFREY
                               LEIMAN               SHERI
    REGION CODE    ADDRESS   : 64 COLBOURNE CRESCENT
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   530,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    526,717.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,838.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.66600
    ----------------------------------------------------------------
0   0031799653     MORTGAGORS: MAYNARD              DANIEL
                               MAYNARD              SUSAN
    REGION CODE    ADDRESS   : 6233 NORTH 4TH DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85013
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,677.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,423.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 72.11500
    ----------------------------------------------------------------
0   0031800097     MORTGAGORS: FURER                HOWARD

    REGION CODE    ADDRESS   : 918 THIRD STREET, UNIT B
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,100.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,423.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031802234     MORTGAGORS: GORDINIER            THOMAS
                               GORDINIER            MARILYN
    REGION CODE    ADDRESS   : 11391 CARMEL CREEK ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   255,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,216.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.99500
    ----------------------------------------------------------------
0   0031802366     MORTGAGORS: FRECHETTE            FREDERICK

    REGION CODE    ADDRESS   : 5337 BAY CIRCLE
        01         CITY      :    CUMMING
                   STATE/ZIP : GA  30041
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,222.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,785.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/08
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 53.88400
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,762,850.00
                               P & I AMT:     16,823.44
                               UPB AMT:   1,722,934.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031802481     MORTGAGORS: EVERSON              DAVID
                               EVERSON              SUSAN
    REGION CODE    ADDRESS   : 1001 W 59TH STREET
        01         CITY      :    KANSAS CITY
                   STATE/ZIP : MO  64113
    MORTGAGE AMOUNT :   292,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,967.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,652.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031802507     MORTGAGORS: SHAIKH               ARIF

    REGION CODE    ADDRESS   : 45640 RANCHO PALMERAS DRIVE
        01         CITY      :    INDIAN WELLS
                   STATE/ZIP : CA  92210
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,863.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,149.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 47.91600
    ----------------------------------------------------------------
0   0031802564     MORTGAGORS: BAJAS                EDGARDO
                               BAJAS                TERESITA
    REGION CODE    ADDRESS   : 1 WILSON TERRACE
        01         CITY      :    STATEN ISLAND
                   STATE/ZIP : NY  10304
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,491.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,183.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.88200
    ----------------------------------------------------------------
0   0031809486     MORTGAGORS: CRANE                TIM

    REGION CODE    ADDRESS   : 15223 TURQUOISE CIRCLE NORTH
        01         CITY      :    CHINO HILLS
                   STATE/ZIP : CA  91709
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,414.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,336.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031809528     MORTGAGORS: BROWN                KENNETH

    REGION CODE    ADDRESS   : 11 BEL AIR COURT
        01         CITY      :    MEDFORD
                   STATE/ZIP : OR  97501
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,801.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,008.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,474,800.00
                               P & I AMT:     13,330.35
                               UPB AMT:   1,465,538.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031809627     MORTGAGORS: POCZOBUTT            JAN
                               HANDY                KIMBERLY
    REGION CODE    ADDRESS   : 6735 ALMOND KNOLL COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   271,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,781.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,440.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.61500
    ----------------------------------------------------------------
0   0031809643     MORTGAGORS: WARREN-BOULTON       FREDERICK
                               RUND                 GRAYCE
    REGION CODE    ADDRESS   : 3306 CLEVELAND AVENUE N.W.,
        01         CITY      :    WASHINGTON,
                   STATE/ZIP : DC  20008
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    402,464.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,668.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.43400
    ----------------------------------------------------------------
0   0031809726     MORTGAGORS: FLIEDER              WILLIAM
                               FLIEDER              DIERDRE
    REGION CODE    ADDRESS   : 15001 NE WINSOR DRIVE
        01         CITY      :    BRUSH PRAIRIE
                   STATE/ZIP : WA  98606
    MORTGAGE AMOUNT :   302,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,763.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,699.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 87.73900
    ----------------------------------------------------------------
0   0031809734     MORTGAGORS: MCAULIFFE            THOMAS
                               MCAULIFFE            KATHLEEN
    REGION CODE    ADDRESS   : 134 PEOPLES WAY
        01         CITY      :    HOCKESSIN
                   STATE/ZIP : DE  19707
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,379.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,301.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.66906
    ----------------------------------------------------------------
0   0031811458     MORTGAGORS: BRAYMER              WILLIAM
                               BRAYMER              SUSAN
    REGION CODE    ADDRESS   : 502 MONTORI COURT
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,745.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,385.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 67.64700
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,603,200.00
                               P & I AMT:     14,494.92
                               UPB AMT:   1,593,135.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031811466     MORTGAGORS: LAWRENCE             JAMES
                               LAWRENCE             CAROLINE
    REGION CODE    ADDRESS   : 230 WEST RIDGE DRIVE
        01         CITY      :    CANTON
                   STATE/ZIP : GA  30114
    MORTGAGE AMOUNT :   249,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,094.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,211.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.54000
    ----------------------------------------------------------------
0   0031811474     MORTGAGORS: EMBER                JON
                               EMBER                MARY
    REGION CODE    ADDRESS   : 609 INDIAN TRAIL DR.
        01         CITY      :    PALOS PARK
                   STATE/ZIP : IL  60464
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,206.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 71.23200
    ----------------------------------------------------------------
0   0031811482     MORTGAGORS: ABZUG                MARK
                               ABZUG                TERRY
    REGION CODE    ADDRESS   : 5402 EAST MONTECITO AVENUE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   470,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,455.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,261.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031811490     MORTGAGORS: ADAM                 THOMAS
                               ADAM                 ILENE
    REGION CODE    ADDRESS   : 4008 GLENGARY DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78731
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,022.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,633.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 73.17000
    ----------------------------------------------------------------
0   0031811508     MORTGAGORS: PFALZER              THOMAS
                               PFALZER              MARGARET
    REGION CODE    ADDRESS   : 124 DEVIN DRIVE
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,033.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 61.53800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,300.00
                               P & I AMT:     14,464.66
                               UPB AMT:   1,593,811.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031814478     MORTGAGORS: AUSTIN               JAMES
                               AUSTIN               LINDA
    REGION CODE    ADDRESS   : 17510 DEER PATH DR.
        01         CITY      :    NORTHVILLE
                   STATE/ZIP : MI  48167
    MORTGAGE AMOUNT :   354,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,831.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,256.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.90900
    ----------------------------------------------------------------
0   0031815681     MORTGAGORS: DAVIS                HARVEY
                               DAVIS                SUZANNE
    REGION CODE    ADDRESS   : 88830 SHORELINE DRIVE
        01         CITY      :    FLORENCE
                   STATE/ZIP : OR  97439
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,883.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,121.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.78600
    ----------------------------------------------------------------
0   0031815764     MORTGAGORS: HUYNH                THANH
                               HUYNH                ANNA
    REGION CODE    ADDRESS   : 31377 CAPE VIEW DRIVE
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,097.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,477.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.81400
    ----------------------------------------------------------------
0   0031816572     MORTGAGORS: DOO                  LIP
                               LIU                  FANG
    REGION CODE    ADDRESS   : 1931 21ST AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,443.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.73500
    ----------------------------------------------------------------
0   0031816580     MORTGAGORS: BLAUSTEIN            ALAN
                               REYNER               ANNA
    REGION CODE    ADDRESS   : 6310 WEST 5TH STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,839.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 68.57100
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,618,000.00
                               P & I AMT:     14,485.14
                               UPB AMT:   1,612,651.83

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031816598     MORTGAGORS: AUSTIN               JEFF
                               AUSTIN               BRENDA
    REGION CODE    ADDRESS   : 16246 SANTA BARBARA LANE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92649
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,013.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,862.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.66666
    ----------------------------------------------------------------
0   0031816689     MORTGAGORS: MACDONALD            JAMES
                               MACDONALD            SUSAN
    REGION CODE    ADDRESS   : 1385 CEDAR STREET
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   558,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    558,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,983.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031816721     MORTGAGORS: CHOI                 HYUNG
                               CHOI                 EUN
    REGION CODE    ADDRESS   : 2 ESTATES DRIVE
        01         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92861
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,160.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 34.87100
    ----------------------------------------------------------------
0   0031816762     MORTGAGORS: MANAVI               DANIEL
                               MANAVI               DORA
    REGION CODE    ADDRESS   : 15503 ADAGIO COURT
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90077
    MORTGAGE AMOUNT :   616,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    614,056.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,536.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.33300
    ----------------------------------------------------------------
0   0031816788     MORTGAGORS: LIN                  ALLEN
                               LIN                  KIMBERLY
    REGION CODE    ADDRESS   : 1078 BELVEDERE LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,169.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,455.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 48.46800
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,031,750.00
                               P & I AMT:     18,321.06
                               UPB AMT:   2,027,150.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0031817018     MORTGAGORS: STEIGERWALD          JAMES
                               STEIGERWALD          RUTH
    REGION CODE    ADDRESS   : 2443 EAST WYNTERBROOK DRIVE
        01         CITY      :    HIGHLANDS RANCH
                   STATE/ZIP : CO  80126
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,148.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0031818313     MORTGAGORS: PATINO               RALPH
                               PATINO               YVETTE
    REGION CODE    ADDRESS   : 3502 ALHAMBRA CIRCLE
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33134
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    556,378.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,955.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.87800
    ----------------------------------------------------------------
0   0031818487     MORTGAGORS: JENSEN               JAN

    REGION CODE    ADDRESS   : 6958 STIEGER HILL ROAD
        01         CITY      :    VACAVILLE
                   STATE/ZIP : CA  95688
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,466.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,514.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0031825813     MORTGAGORS: KLEINHENZ            DOMINIC

    REGION CODE    ADDRESS   : 2510 NE 44 STREET
        01         CITY      :    LIGHTHOUSE POINT
                   STATE/ZIP : FL  33064
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,495.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,623.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.66600
    ----------------------------------------------------------------
0   0031827108     MORTGAGORS: NG                   BWAN

    REGION CODE    ADDRESS   : 398 SUTTERWIND DRIVE
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,197.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,776,400.00
                               P & I AMT:     15,893.67
                               UPB AMT:   1,767,686.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070068804     MORTGAGORS: JOSEPH               ABRAHAM
                               JOSEPH               USHA
    REGION CODE    ADDRESS   : 11609 BLALOCK FOREST ROAD
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,461.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 81.17647
    ----------------------------------------------------------------
0   0070130828     MORTGAGORS: HARDY JR             GEORGE
                               HARDY                ROCHELLE
    REGION CODE    ADDRESS   : 11004 FORESTGATE PLACE
        01         CITY      :    GLENN DALE
                   STATE/ZIP : MD  20769
    MORTGAGE AMOUNT :   305,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,768.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 86.08451
    ----------------------------------------------------------------
0   0070155551     MORTGAGORS: PARIS                JOSEPH

    REGION CODE    ADDRESS   : 6232 BRIDLEWOOD DRIVE SOUT
        01         CITY      :    CLARENCE
                   STATE/ZIP : NY  14051
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,217.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,718.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/08
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    ----------------------------------------------------------------
0   0070165873     MORTGAGORS: FERENCZ              RICHARD
                               FERENCZ              SANDRA
    REGION CODE    ADDRESS   : 4 SEAHORSE COURT
        01         CITY      :    ISLE OF PAL
                   STATE/ZIP : SC  29451
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,410.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.83582
    ----------------------------------------------------------------
0   0070273925     MORTGAGORS: REGENSTREICH         BRUCE
                               REGENSTREICH         MERRY
    REGION CODE    ADDRESS   : 633 FAIRMONT
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,883.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,121.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.79826
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,700.00
                               P & I AMT:     14,480.69
                               UPB AMT:   1,507,801.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070275409     MORTGAGORS: HARBUS               MARC
                               HARBUS               DEBBIE
    REGION CODE    ADDRESS   : 7 PENNY LANE
        01         CITY      :    MONTEBELLO
                   STATE/ZIP : NY  10901
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.60377
    ----------------------------------------------------------------
0   0070287776     MORTGAGORS: GREENBERG            JONATHAN
                               GREENBERG            MYRIAM
    REGION CODE    ADDRESS   : 495 LAKEWOOD DRIVE
        01         CITY      :    WINTER PARK
                   STATE/ZIP : FL  32789
    MORTGAGE AMOUNT :   391,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,518.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.68421
    ----------------------------------------------------------------
0   0070291497     MORTGAGORS: GRIFFIN              GARY
                               GRIFFIN              LAURA
    REGION CODE    ADDRESS   : 1300 VINTAGE CLUB DRIVE
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30136
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,960.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/08
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.19703
    ----------------------------------------------------------------
0   0070296892     MORTGAGORS: PERLITE              THOMAS
                               PERLITE              SHEILA
    REGION CODE    ADDRESS   : 2990 25TH AVENUE
        01         CITY      :    SAN FRANCIS
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   278,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,505.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 55.76000
    ----------------------------------------------------------------
0   0070298468     MORTGAGORS: SAMIOS               NICHOLAS
                               SAMIOS               CAROLE
    REGION CODE    ADDRESS   : 950 GIST ROAD
        01         CITY      :    WESTMINSTER
                   STATE/ZIP : MD  21158
    MORTGAGE AMOUNT :   382,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,807.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,460.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.01299
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,607,300.00
                               P & I AMT:     15,121.45
                               UPB AMT:   1,606,107.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070299805     MORTGAGORS: RAMADAN              AHMED
                               RAMADAN              FAKHRIA
    REGION CODE    ADDRESS   : 12718 MARYVALE COURT
        01         CITY      :    ELLICOTT CI
                   STATE/ZIP : MD  21042
    MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,310.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,739.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    ----------------------------------------------------------------
0   0070305446     MORTGAGORS: LOVELL               MICHAEL
                               LOVELL               JUDITH
    REGION CODE    ADDRESS   : 7067 SADDLE CREEK LANE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34241
    MORTGAGE AMOUNT :   313,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,843.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.56098
    ----------------------------------------------------------------
0   0070310958     MORTGAGORS: HAYDEN               LAURENCE
                               HAYDEN               SHEILA
    REGION CODE    ADDRESS   : 5050 LERCH DRIVE
        01         CITY      :    SHADY SIDE
                   STATE/ZIP : MD  20764
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,157.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070313663     MORTGAGORS: WELDEN               DANIEL
                               WELDEN               KATHY
    REGION CODE    ADDRESS   : 330 N STATE HWY 173
        01         CITY      :    LAKE ARROWH
                   STATE/ZIP : CA  92352
    MORTGAGE AMOUNT :   443,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    443,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,016.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.18939
    ----------------------------------------------------------------
0   0070321146     MORTGAGORS: KUMAR                KV
                               KUMAR                VIJAYA
    REGION CODE    ADDRESS   : 8181 EAST KALIL DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85260
    MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,981.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,302.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.16667
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,774,750.00
                               P & I AMT:     16,059.43
                               UPB AMT:   1,771,642.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070321377     MORTGAGORS: BURNSTEIN            SANFORD
                               TANNENBAUM           GAIL
    REGION CODE    ADDRESS   : 59 OAK HILL ROAD
        01         CITY      :    Southborough
                   STATE/ZIP : MA  01772
    MORTGAGE AMOUNT :   561,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    561,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,886.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0070331418     MORTGAGORS: BENGIVENO            ROBERT
                               BENGIVENO            MICHELE
    REGION CODE    ADDRESS   : 1131 ALLSTON WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   259,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,351.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 55.23404
    ----------------------------------------------------------------
0   0070331939     MORTGAGORS: GOURLEY              CARLYLE
                               GOURLEY              ELENE
    REGION CODE    ADDRESS   : 515 WEST 4630
        01         CITY      :    NORTH PROVO
                   STATE/ZIP : UT  84604
    MORTGAGE AMOUNT :   362,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,283.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.42623
    ----------------------------------------------------------------
0   0070334743     MORTGAGORS: MERCER               C
                               MERCER               TAMMY
    REGION CODE    ADDRESS   : 8 N W EDGEWOOD DRIVE
        01         CITY      :    CORVALLIS
                   STATE/ZIP : OR  97330
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,020.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070340013     MORTGAGORS: HACKNEY              ARTHUR
                               HACKNEY              JACQUELINE
    REGION CODE    ADDRESS   : 1700 PARKSIDE TERRACE
        01         CITY      :    MITCHELLVIL
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   370,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,019.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,301.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.61290
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,889,300.00
                               P & I AMT:     16,843.79
                               UPB AMT:   1,888,119.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070340070     MORTGAGORS: HELMLE               LAURENCE

    REGION CODE    ADDRESS   : 6051 COUNTRY VIEW DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92686
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,886.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/08
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.97561
    ----------------------------------------------------------------
0   0070341045     MORTGAGORS: BALDRIDGE            JERALD
                               BALDRIDGE            EMILY
    REGION CODE    ADDRESS   : 7545 OLD SANTA FE TRAIL
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87505
    MORTGAGE AMOUNT :   465,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,147.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.00000
    ----------------------------------------------------------------
0   0070343397     MORTGAGORS: KNISKA               JOHN
                               KNISKA               BONNIE
    REGION CODE    ADDRESS   : 9011 WHISTLING SWAN ROAD
        01         CITY      :    CHESTERFIEL
                   STATE/ZIP : VA  23832
    MORTGAGE AMOUNT :   251,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,906.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/08
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.84848
    ----------------------------------------------------------------
0   0070344270     MORTGAGORS: EATON                JAMES
                               EATON                SOOKI
    REGION CODE    ADDRESS   : 11109 LUTTRELL LANE
        01         CITY      :    SILVER SPRI
                   STATE/ZIP : MD  20902
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.63158
    ----------------------------------------------------------------
0   0070345418     MORTGAGORS: RODDY                DANIEL
                               RODDY                NANCY
    REGION CODE    ADDRESS   : 11591 BASKERVILLE RD
        01         CITY      :    LOS ALAMITO
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,528.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 67.76471
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,511,700.00
                               P & I AMT:     14,760.70
                               UPB AMT:   1,511,700.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070345731     MORTGAGORS: HEINRICH             BOB
                               HEINRICH             PAMELA
    REGION CODE    ADDRESS   : 3616 NORWICH PLACE
        01         CITY      :    ROWLAND HEI
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   262,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,762.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,342.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.94444
    ----------------------------------------------------------------
0   0070350772     MORTGAGORS: CURRAO               WILLIAM
                               CURRAO               MARGHERITA
    REGION CODE    ADDRESS   : 14 SHERRY DRIVE
        01         CITY      :    SOUTHINGTON
                   STATE/ZIP : CT  06489
    MORTGAGE AMOUNT :   351,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,133.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 82.65882
    ----------------------------------------------------------------
0   0070351275     MORTGAGORS: FOUT                 CARL
                               FOUT                 VALERIE
    REGION CODE    ADDRESS   : 21907 PLACERITOS BOULEVARD
        01         CITY      :    SANTA CLARI
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   317,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,832.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.01587
    ----------------------------------------------------------------
0   0070354246     MORTGAGORS: FULLER               WILLIAM
                               FULLER               ELAINE
    REGION CODE    ADDRESS   : 121 THORNBLADE BOULEVARD
        01         CITY      :    GREER
                   STATE/ZIP : SC  29650
    MORTGAGE AMOUNT :   391,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,487.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.16667
    ----------------------------------------------------------------
0   0070355979     MORTGAGORS: OPPENHEIM            HARLAN
                               OPPENHEIM            SUZANNE
    REGION CODE    ADDRESS   : 1940 BLACK WATER COURT
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   297,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,650.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.04444
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,619,700.00
                               P & I AMT:     14,445.36
                               UPB AMT:   1,618,862.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070358908     MORTGAGORS: INJEYAN              HAGOP
                               INJEYAN              NORA
    REGION CODE    ADDRESS   : 1950 FERN LANE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,418.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 65.59524
    ----------------------------------------------------------------
0   0070359534     MORTGAGORS: OGIONY               JOHN
                               OGIONY               PATRICIA
    REGION CODE    ADDRESS   : 1765 AQUETONG ROAD
        01         CITY      :    NEW HOPE
                   STATE/ZIP : PA  18938
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,586.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.35897
    ----------------------------------------------------------------
0   0070360441     MORTGAGORS: HOESCH               CHARLES
                               HOESCH               MARCELLA
    REGION CODE    ADDRESS   : 2214 POT SPRING ROAD
        01         CITY      :    TIMONIUM
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   305,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,680.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 61.06000
    ----------------------------------------------------------------
0   0070360821     MORTGAGORS: BUTMAN               RAYMOND
                               WALLACE              JULIET
    REGION CODE    ADDRESS   : 5605 MESADA STREET
        01         CITY      :    RANCHO CUCA
                   STATE/ZIP : CA  91737
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,985.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    ----------------------------------------------------------------
0   0070360847     MORTGAGORS: GETCHELL             GREGG
                               GETCHELL             JULIE
    REGION CODE    ADDRESS   : 4755 LYMAN COURT
        01         CITY      :    GREENWOOD
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.49765
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,441,300.00
                               P & I AMT:     12,773.79
                               UPB AMT:   1,440,285.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070361423     MORTGAGORS: YOCHAM               ROGER
                               YOCHAM               XOCHITL
    REGION CODE    ADDRESS   : 20 EASTRIDGE
        01         CITY      :    COTO DE CAZ
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,827.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.58824
    ----------------------------------------------------------------
0   0070362645     MORTGAGORS: RAZAVI               KAVEH
                               RAZAVI               AFSANEH
    REGION CODE    ADDRESS   : 17106 NANCE STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91316
    MORTGAGE AMOUNT :   403,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,594.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,600.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.48365
    ----------------------------------------------------------------
0   0070373287     MORTGAGORS: WIRKUS               GERALD
                               OHLANDT              KATHERINE
    REGION CODE    ADDRESS   : 4383 EMERALD RIDGE LANE
        01         CITY      :    SUISUN
                   STATE/ZIP : CA  94585
    MORTGAGE AMOUNT :   314,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,826.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.63944
    ----------------------------------------------------------------
0   0070377064     MORTGAGORS: CUA                  LYDIA

    REGION CODE    ADDRESS   : 19417 KILFINAN STREET
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,013.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,707.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 82.70270
    ----------------------------------------------------------------
0   0070383948     MORTGAGORS: HANKE                RICHARD
                               HANKE                PEI LUN
    REGION CODE    ADDRESS   : 4090 LAKESIDE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,436.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 61.83908
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,610,150.00
                               P & I AMT:     14,398.48
                               UPB AMT:   1,607,058.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 10/01/98
    P.O. BOX 5260              TMS AG0004981815  01 02
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ----------------------------------------------------------------
0   0070389820     MORTGAGORS: FORMAN               SPENCER
                               FORMAN               LOUISE
    REGION CODE    ADDRESS   : 312 PROSPECT AVENUE
        01         CITY      :    PRINCETON
                   STATE/ZIP : NJ  08540
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.17073
    ----------------------------------------------------------------
0   0070390042     MORTGAGORS: SPIEL                THOMAS
                               SPIEL                CANDACE
    REGION CODE    ADDRESS   : 192-4 PUALEI DRIVE
        01         CITY      :    Lahaina
                   STATE/ZIP : HI  96761
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,834.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.90000
    ----------------------------------------------------------------
0   0070390109     MORTGAGORS: CURTIN               WILLIAM
                               CURTIN               SUSAN
    REGION CODE    ADDRESS   : 14 SHY CREEK ROAD
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : NJ  08867
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,400.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.71429
    ----------------------------------------------------------------
0   0070405006     MORTGAGORS: RICHMOND             RICHARD
                               RICHMOND             MARY
    REGION CODE    ADDRESS   : 16466 NE 32ND AVE
        01         CITY      :    North Miami Beach
                   STATE/ZIP : FL  33160
    MORTGAGE AMOUNT :   536,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    536,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,743.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    ----------------------------------------------------------------
0   0070438676     MORTGAGORS: ABRAMS               JEFFREY
                               ABRAMS               BONNIE
    REGION CODE    ADDRESS   : 4 CHESTNUT COURT EAST
        01         CITY      :    Buffalo Grove
                   STATE/ZIP : IL  60089
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,309.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.69000
    ----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,786,000.00
                               P & I AMT:     16,005.89
                               UPB AMT:   1,786,000.00
0                   TOTAL      NUM OF LOANS:  515
                               LOAN AMT: 181,237,391.86
                               P & I AMT:  1,641,409.48
                               UPB AMT: 179,616,483.15

                            EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE

                      _____________, ________
                      (month)         (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-18


           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.   Mortgage Loan Information:

           (1)  Aggregate Scheduled Monthly Payments:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (2)  Aggregate Monthly Payments received
                and Monthly Advances made this Month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (3)  Aggregate Principal Prepayments in
                part received and applied in the
                applicable Prepayment Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (4)  Aggregate Principal Prepayments in
                full received in the applicable
                Prepayment Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (5)  Aggregate Insurance Proceeds
                (including purchases of Mortgage
                Loans by primary mortgage insurers)
                for prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (6)  Aggregate Liquidation Proceeds
                for prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (7)  Aggregate Purchase Prices for
                Defaulted and Modified Mortgage
                Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (8)  Aggregate Purchase Prices
                (and substitution adjustments)
                for Defective Mortgage Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (9)  Pool Scheduled Principal Balance:         $________

           (10) Available Funds:                          $________

           (11) Realized Losses for prior month:          $________

           (12) Aggregate Realized Losses
                and Debt Service Reductions:
                (a)  Deficient Valuations                 $________
                (b)  Special Hazard Losses                $________
                (c)  Fraud Losses                         $________
                (d)  Excess Bankruptcy Losses             $________
                (e)  Excess Special Hazard Losses         $________
                (f)  Excess Fraud Losses                  $________
                (g)  Debt Service Reductions              $________

           (13) Compensating Interest Payment:            $________

           (14) Accrued Certificate Interest,
                Unpaid Class Interest Shortfalls
                and Pay-out Rate:

                Class A        $__________     $__________    ____%
                Class M        $__________     $__________    ____%
                Class B1       $__________     $__________    ____%
                Class B2       $__________     $__________    ____%
                Class B3       $__________     $__________    ____%
                Class B4       $__________     $__________    ____%
                Class B5       $__________     $__________    ____%
                Class R        $__________     $__________    ____%

           (15) Principal distributable:

                Class A        $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________

           (16) Additional distributions to
                the Class R Certificate pursuant
                to Section 4.01(b):

                Class   R      $__________

           (17) Distributions Allocable to
                Unanticipated Recoveries:

                Class A        __________
                Class PO       __________
                Class M        __________
                Class B1       __________
                Class B2       __________
                Class B3       __________
                Class B4       __________
                Class B5       __________
                Class R        __________

      B.   Other Amounts:

            1.  Senior Percentage for such
                Distribution Date:                    _____________%

            2.  Senior Prepayment Percentage
                for such Distribution Date:           _____________%

            3.  Junior Percentage for such
                Distribution Date:                    _____________%

            4.  Junior Prepayment Percentage
                for such Distribution Date:           _____________%

            5.  Subordinate Certificate
                Writedown Amount for such
                Distribution Date:                    $_____________

           6.   Prepayment Distribution
                Triggers satisfied:           Yes          No
                                              ---          --

                Class B1                      _____       _____
                Class B2                      _____       _____
                Class B3                      _____       _____
                Class B4                      _____       _____
                Class B5                      _____       _____

           7.   Base Servicing Fee:                   $_____________

           8.   Supplemental Servicing Fee:           $_____________

           Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                            EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] ___________________ ________________ of [name of Investor] __________________________
_____________ (the "Investor"), a _______________________________
[description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]


IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               __________________________________
                               [name of Investor]


                               By:_______________________________
                                  Name:
                                  Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the ERISA-Restricted
Certificates at the exclusive
direction of and as nominee of
the Investor named above.


_______________________________
[name of nominee]


By:____________________________
   Name:
   Title:

                            EXHIBIT F

        FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

      1. That he [she] is [title of officer] ___________________ of [name of Purchaser] _________________________________________
(the "Purchaser"), a _____________________________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

      2. That the Purchaser's Taxpayer Identification Number is
[    ].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code
Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1998-18.

      4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of October 1, 1998, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

      6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

      7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual
Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

      9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

      11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual

Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

      12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust
Fund, pursuant to the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          _________________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                            EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                       ___________________
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1998-18
                ----------------------------------

Ladies and Gentlemen:

           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                               Very truly yours,


                               ____________________________
                               Name:
                               Title:

                            EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                         $550 - $800

Late Charges                            Per Loan Documents

Appraisal/Inspection Fees               Reasonable and Customary
                                        Charges

Partial Release Fees                    $300

Easements                               $150

Insufficient Funds Charges              $15

Document Requests (copies of
loan file documents, additional
pay-off quotations, amortization
schedules, payment histories)           $0

Modification Fees                       Reasonable and Customary
                                        Charges

                            EXHIBIT I

                  FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                              __________________
                                                     Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1998-18
                     ----------------------------------

Ladies and Gentlemen:

           1. The undersigned, a [title of officer] _____________ of [name of Investor] _________________________________________
(the "Investor"), a _______________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

           2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of October 1, 1998 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

           3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

           4. The Investor is acquiring the Restricted
Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

           5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

           6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

           7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

           8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

           [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          _________________________________
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby
acknowledges that it is holding
and will hold the Restricted
Certificates at the exclusive
direction of and as nominee of
the Investor named above.

_____________________________
[name of nominee]


By:__________________________
   Name:
   Title:

                            EXHIBIT J
               FORM OF DISTRIBUTION DATE STATEMENT

                     ______________, _______
                     (month)          (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-18

           Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1)  Amount of distribution allocable
                to principal:

                     Class A                         $__________
                     Class PO                        $__________
                     Class M                         $__________
                     Class B1                        $__________
                     Class B2                        $__________
                     Class B3                        $__________
                     Class B4                        $__________
                     Class B5                        $__________
                     Class R                         $__________

           (2) Aggregate principal prepayments
               included in distribution:

                     Class A                         $__________
                     Class PO                        $__________
                     Class M                         $__________
                     Class B1                        $__________
                     Class B2                        $__________
                     Class B3                        $__________
                     Class B4                        $__________
                     Class B5                        $__________
                     Class R                         $__________

           (3) Amount of distribution
               allocable to interest;
               Pay-out Rate:

                     Class A     $__________               ____%
                     Class M     $__________               ____%
                     Class B1    $__________               ____%
                     Class B2    $__________               ____%
                     Class B3    $__________               ____%
                     Class B4    $__________               ____%
                     Class B5    $__________               ____%
                     Class R     $__________               ____%

           (4) Amount of distribution
               allocable to Unanticipated
               Recoveries:

                     Class A     $__________               ____%
                     Class PO    $__________               ____%
                     Class M     $__________               ____%
                     Class B1    $__________               ____%
                     Class B2    $__________               ____%
                     Class B3    $__________               ____%
                     Class B4    $__________               ____%
                     Class B5    $__________               ____%
                     Class R     $__________               ____%

           (5)  Servicing Compensation:              $__________

           The amounts below are for the aggregate of all
Certificates:

           (6)  Pool Scheduled Principal
                Balance; number of
                Mortgage Loans:        $__________    __________

           (7)  Class Certificate Principal
                Balance (or Notional Principal
                Balance) of each Class;
                Certificate Principal Balance
                (or Notional Principal Balance)
                of Single Certificate of each
                Class:

                                                        Single
                                                     Certificate
                 Class            Balance              Balance
                 -----            -------              -------

                Class A         $__________          $__________
                Class PO        $__________          $__________
                Class M         $__________          $__________
                Class B1        $__________          $__________

                Class B2        $__________          $__________
                Class B3        $__________          $__________
                Class B4        $__________          $__________
                Class B5        $__________          $__________
                Class R         $__________          $__________


           (8) Book value of real estate
               acquired on behalf of
               Certificate-holders; number
               of related Mortgage Loans:
                                        $__________   __________

           (9) Aggregate Scheduled
               Principal Balance and
               number of delinquent
               Mortgage Loans:

           30-59 days delinquent        $__________   __________
           60-89 days delinquent        $__________   __________
           90 or more days delinquent   $__________   __________
           In foreclosure               $__________   __________

           (10) Aggregate Scheduled
                Principal Balance and
                number of replaced
                Mortgage Loans:         $__________   __________

           (11) Aggregate Scheduled
                Principal Balance and
                number of modified
                Mortgage Loans:         $__________   __________

           (12) Senior Percentage for
                such Distribution Date:              __________%

           (13) Senior Prepayment
                Percentage for such
                Distribution Date:                   __________%

           (14) Junior Percentage for
                such Distribution Date:              __________%

           (15) Junior Prepayment
                Percentage for such
                Distribution Date:                   __________%

           Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                     FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


           This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
(the "Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services,
Inc. (the "Company") and _____________________________ (the
"Purchaser").

                       PRELIMINARY STATEMENT

           ___________________________ or an affiliate thereof is
the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

           ____________________________ or an affiliate thereof
intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

           In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

           [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

           In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                            ARTICLE I

                           DEFINITIONS

      Section 1.01. Defined Terms. Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York
City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

           Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

           Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

           Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

           Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay
Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

           Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

           Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

           Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                           ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

           (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02. Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03. Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the

Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04. Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction

Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                           ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

           Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

           The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion

           All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

           The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                           ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

      with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

      or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________
      with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

      or such other address as may hereafter be furnished in writing by the Purchaser, or

     (c)   in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

           IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:_______________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:_______________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:________________________________
   Name:
   Title:

                             EXHIBIT L


             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

           I, _________________________________________, being
duly sworn, do hereby state under oath that:

      1. I am a duly elected ______________________ of GE Capital
Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

      2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

      3. The Company is the payee under the following described
Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

      Loan Number: ___________________________________
      Mortgage Note Date:_____________________________
      Borrower(s): ___________________________________
      Original Payee (if not the Company): ___________
      Original Amount:________________________________
      Mortgage Rate: _________________________________
      Address of Mortgaged Property: _________________
      ________________________________________________

      4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage
Note.

      5. A thorough and diligent search for the executed original
Mortgage Note was undertaken and was unsuccessful.

      6. Attached hereto is a true and correct copy of the Mortgage Note.

      7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

      8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

      9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage
Note to the Trustee.

      10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                    _____________________________
                                    (signature)

                                    _____________________________
                                    (print name)

                                    _____________________________
                                    (print title)

State of New Jersey  )
                     )ss:
                     )

           On this ____________________day of ___________, 199__,
before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services,
Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                          __________________________
                          (Notary Public)


[Notarial Seal]

                             EXHIBIT M


                   SCHEDULE OF DESIGNATED LOANS



                               None

                             EXHIBIT N

             SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS



                               None

                             EXHIBIT O

                    SENIOR PRINCIPAL PRIORITIES


      third, to the Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining Available Funds, concurrently as follows:

          (a) to the Class A and Class R Certificates, the Senior
     Optimal Principal Amount for such Distribution Date, in the following order of priority:

               (i) to the Class R Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero; and

               (ii) to the Class A Certificates, until the Class
          Certificate Principal Balance of thereof has been reduced to zero; and

          (b) to the Class PO Certificates, the Class PO
     Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;